STONE RIDGE ASSET MANAGEMENT LLC

Two Funds for Long-Term Investors Seeking to Invest in Reinsurance-Related Securities:

STONE RIDGE REINSURANCE
RISK PREMIUM FUND

Share Class	Ticker Symbol
Class I	SREIX
Class M	SREMX

STONE RIDGE HIGH YIELD
REINSURANCE RISK PREMIUM FUND

Share Class	Ticker Symbol
Class I	SHRIX
Class M	SHRMX

PROSPECTUS

January 22, 2013
This Prospectus describes Class I and Class M shares of each Fund which are generally available only to registered investment advisers (“RIAs”) meeting certain qualifications and that have completed a training program provided by the Funds’ investment adviser. The Funds do not charge sales commissions or loads.

Before allocating shares of a Fund to a client’s account, RIAs should carefully consider a Fund’s risks and investment objectives, as an investment in a Fund may not be appropriate for all clients and is not designed to be a complete investment program.  An investment in a Fund involves a high degree of risk. The event-linked securities in which the Funds invest are considered “high yield” or “junk bonds”.  It is possible that investing in the Funds may result in a loss of some or all of the amount invested.  Before making an investment/allocation decision, a RIA should (i) consider the suitability of this investment with respect to a client’s investment objectives and individual situation and (ii) consider factors such as a client’s net worth, income, age, and risk tolerance.  Allocation to client accounts should be avoided where a client has a short-term investing horizon and/or cannot bear the loss of some or all of their investment.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

This Prospectus contains important information about the Funds and the services available to shareholders. Please save it for reference.

STONE RIDGE TRUST

TABLE OF CONTENTS

FUND SUMMARIES
Stone Ridge Reinsurance Risk Premium Fund	S-1
Stone Ridge High Yield Reinsurance Risk Premium Fund	S-10
S-18
IMPORTANT INFORMATION REGARDING FUND SHARES

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS	1
More Information of Investment Strategies	1
Additional Investment Practices	4
Risks of Investing	4
Disclosure of Portfolio Holdings	12

MANAGEMENT AND ORGANIZATION
Investment Adviser	12
Portfolio Managers	12
Distributor and Transfer Agent	13

SHAREHOLDER INFORMATION
Initial Asset Cap	13
How Fund Share Prices Are Calculated	13

INVESTING WITH THE FUNDS
Eligibility to Buy Class I and Class M shares	14
Investment Minimums	15
Other Policies	15

HOW TO BUY CLASS I AND CLASS M SHARES
How to Buy Shares	15
Customer Identification Program	16
eDelivery	16

HOW TO REDEEM CLASS I AND CLASS M SHARES
Payments of Redemption Proceeds	17
Dividend Reinvestment Program	17
Dividends, Distributions and Taxes	18
Frequent Purchases and Sales of Fund Shares	19

DISTRIBUTION ARRANGEMENTS
Distribution and Servicing (12b-1) Plan	20
Payments to Financial Firms	21

FINANCIAL HIGHLIGHTS	21

PRIVACY POLICY	22

USEFUL SHAREHOLDER INFORMATION	Back cover

FUND SUMMARIES

Stone Ridge Reinsurance Risk Premium Fund

Investment Objective

The Stone Ridge Reinsurance Risk Premium Fund’s (the “Fund”) investment objective is to seek a high level of total return consisting of income and preservation of capital.  There can be no assurance that the Fund will achieve its investment objective.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class I	Class M
Management Fees	1.50%	1.50%
Distribution and/or Service (12b-1) Fees	None	0.15%
Other Expenses(1)	0.25%	0.25%
Total Annual Fund Operating Expenses	1.75%	1.90%
Expense Reimbursement(2)	0.00%	0.00%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.75%	1.90%

(1)           "Other expenses" are based on estimated amounts for the current fiscal year.
(2)           Through February 1, 2014, the Adviser has agreed to waive its management fee and/or pay or otherwise bear operating and other expenses of the Fund or a Class thereof (excluding taxes, brokerage and transactional expenses, borrowing and other investment-related costs and fees including interest and commitment fees, short dividend expense, acquired fund fees, taxes, litigation and indemnification expenses, judgments and extraordinary expenses not incurred in the ordinary course of the Fund's business) solely to the extent necessary to limit the Total Annual Fund Operating Expenses to 2.00% for Class I shares and 2.15% for Class M shares.  The Adviser shall be permitted to recover expenses attributable to the Fund or a Class thereof that the Adviser has borne in later periods to the extent that the expenses for a Class of shares fall below the annual rate in effect at the time of the actual waiver/reimbursement. Under the expense limitation agreement, the Fund is not obligated to reimburse such expenses beyond three years from the end of the fiscal year in which the Adviser waived a fee or reimbursed an expense. Any such recovery by the Adviser will not cause a class to exceed the annual limitation rate in effect at the time of the actual waiver/reimbursement.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) through February 1, 2014, as discussed in Footnote No. 2 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class I Shares	$178	$551
Class M Shares	$193	$597

Portfolio Turnover

The Fund generally does not pay transaction costs, such as commissions, when it buys and sells event-linked bonds.  With respect to certain trades in event-linked bonds and other investments, the Fund may pay transaction costs, such as commissions, when it buys and sells such investments (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  The Fund’s portfolio turnover rate is expected to be less than 25% of the Fund’s total assets in the first year of operations.

Principal Investment Strategies

Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) believes that investment in reinsurance-related securities should involve a long-term view and a systematic focus on sources of expected return, not on security selection or market timing.  In constructing an investment portfolio, the Adviser identifies a universe of eligible securities with precisely-defined risk and return characteristics.  It then seeks to obtain a meaningful subset of that universe while efficiently managing the portfolio and keeping trading costs low.  Because the risks in reinsurance-related securities – largely related to natural disasters such as earthquakes and hurricanes – are not similar to the risks investors bear in traditional equities and debt markets, the Adviser believes that investment in reinsurance-related securities may provide benefits when added to traditional portfolios. As such, the Adviser does not intend to buy or sell securities for the portfolio based on prospects for the economy or based on movements of traditional equities and debt securities markets.

The Fund will pursue its investment objective by investing primarily in event-linked bonds, Quota Share Notes (defined below) and, to a lesser extent, event-linked swaps, equity securities and the derivatives of equity securities of companies in the reinsurance industry (collectively, “reinsurance-related securities”).  Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investments purposes, in reinsurance-related securities.  The Adviser has broad discretion to allocate the Fund’s assets among these investment categories.  The Fund expects to invest broadly in event-linked bonds and other reinsurance-related securities across the yield spectrum.  As of December 31, 2012 the median spread above collateral of event-linked bonds (as stated in the offering circulars) is approximately 8.4%, although this may change due to the variable nature of the event-linked bond yields and/or other market circumstances.  The Fund has no limit as to the maturity of the securities in which it invests or as to the market capitalization of the issuer.

Event-linked bonds are variable rate debt securities for which the return of principal and payment of interest are contingent on the non-occurrence of a specified trigger event(s) that leads to economic and/or human loss, such as an earthquake of a particular magnitude or a hurricane of a specific category.  The most common type of event-linked bonds is known as “catastrophe” or “CAT” bonds.  In most cases, the trigger event(s) will not be deemed to have occurred unless the event(s) happened in a particular geographic area and was of a certain magnitude (based on independent scientific readings) or caused a certain amount of actual or modeled loss.  If the trigger event(s) occurs prior to a bond's maturity, the Fund may lose all or a portion of its principal and forgo additional interest.  In this regard, event-linked bonds typically have a special condition that states that if the issuer (i.e., an insurance or reinsurance company) suffers a loss from a particular pre-defined catastrophe, then the issuer's obligation to pay interest and/or repay the principal is either deferred or completely forgiven.  For example, if the Fund holds a bond which covers an insurer’s losses due to a hurricane with a “trigger” at $1 billion and a hurricane hits causing $1 billion or more in losses to such insurer, then the Fund will lose all or a portion of its principal invested in the bond and forgo any future interest payments.  If the trigger event(s) does not occur, the Fund will recover its principal plus interest. Interest typically accrues and is paid on a quarterly basis.  Although principal typically is repaid only on the maturity date, it may be repaid in installments, depending on the terms of the bond.  The Fund may invest in event-linked bonds directly or indirectly through certain derivative instruments.  Event-linked swaps are derivative instruments that are typically contingent, or formulaically related to defined trigger events.  Trigger events include hurricanes, earthquakes and weather-related phenomena.

The Fund may also invest indirectly in quota shares, by holding notes issued by a special purpose vehicle (“SPV”) whose performance is tied an underlying quota share transaction (“Quota Share Note”).  Quota shares are a form of proportional reinsurance in which an investor participates in the premiums and losses of a reinsurer’s portfolio according to a pre-defined percentage.  For example, under a 20% quota-share agreement, the SPV would obtain 20% of all premiums of the subject portfolio while being responsible for 20% of all claims, and the Fund, as holder of a Quota Share Note issued by the SPV, would be entitled to its pro rata share of the premiums received by the SPV and would be responsible for its pro rata share of the claims up to the total amount invested.

The Fund may invest substantially in below investment grade securities (or “junk bonds”) (i.e., those rated lower than Baa by Moody’s Investors Service, Inc. and lower than BBB by Standard & Poor’s Rating Group).  Because most event-linked bonds are rated below investment grade, a substantial portion of the Fund’s assets may be invested in below investment grade bonds, similar in some respects to high yield corporate bond funds.  Event-linked catastrophe bonds are exposed to catastrophic insurance risk whereas high yield bonds are typically exposed to the potential default of financially distressed issuers.  The Fund has no limit as to the maturity of the event-linked bonds in which it invests or as to the market capitalization of the issuer.  The Fund may invest in event-linked bonds and debt securities of any credit rating, including those rated below investment grade or, if unrated, determined by the Adviser, to be of comparable quality.  With respect to event-linked bonds, the rating primarily reflects the rating agency’s calculated probability that a pre-defined trigger event(s) will occur, as well as the overall expected loss to the bond principal.  In addition to ratings issued by rating agencies, event-linked bonds are issued with an attachment probability and expected loss percentage determined by an independent modeler (a “risk model”).  A risk model is created based on historical data and averages and used to inform investors and others on the potential impact of a wide variety of catastrophic events.  The Adviser will also consider these risk models in choosing portfolio investments.

In implementing the Fund’s investment strategy, Stone Ridge will seek to limit the Fund’s exposure to any single catastrophic event by investing in reinsurance-related securities tied to a varied group of available perils and geographic regions.  Further, within each region and peril, Stone Ridge seeks to hold a balance of exposures to underlying insurance carriers, trigger types, and lines of business.  The Adviser will continue to monitor the risk of the Fund’s investments on a regular basis.

The Fund will pursue its investment objective by investing primarily in reinsurance-related securities.  Reinsurance occurs when insurance or reinsurance companies share risk by purchasing insurance policies from other insurers or reinsurers to limit the total loss the original insurer or reinsurer would experience in case of disaster. Reinsurance involves the practice of insurers or reinsurers transferring portions of risk portfolios to other parties by agreement in order to reduce the likelihood of having to pay a large obligation resulting from an insurance claim. The intent of reinsurance is for an insurance or reinsurance company to reduce the risks associated with underwritten policies by spreading risks across alternative institutions.  The party that diversifies its insurance portfolio is known as the ceding party. The party that accepts a portion of the potential obligation in exchange for a share of the insurance premium is known as the reinsurer.

When selecting event-linked bonds and other reinsurance-related securities for investment, the Adviser evaluates the evolving universe of reinsurance-related securities by performing its own analysis based on quantitative and qualitative research.  The Adviser may rely upon information and analysis obtained from brokers, dealers and ratings organizations, among other sources.  The Adviser then uses quantitative and qualitative analysis to select appropriate event-linked bonds within each trigger event category.  The Adviser’s qualitative and quantitative analysis may consider various factors, such as trigger transparency, sponsor basis risk, call provisions, moral hazard, and correlation with other investments, and will also guide the Adviser in determining the desired allocation of event-linked bonds by trigger event category and in different regions.

Many of the event-linked bonds in which the Fund will invest will be issued by non-U.S. issuers.  As a result, the Fund may invest substantially in securities issued by foreign sovereigns or by U.S. or foreign entities that are corporations, partnerships, trusts or other types of business entities.

Under normal circumstances, the Fund intends to invest substantially all its assets in reinsurance-related securities, but retains the flexibility to invest at times in other securities, including registered investment companies, U.S. Government securities, cash and cash equivalents.

The Fund may obtain leverage through borrowings in seeking its investment objective. The Fund’s borrowings, which would be in the form of loans from banks, may be on a secured or unsecured basis and at fixed or variable rates of interest. The Fund’s ability to obtain leverage through borrowings is dependent upon its ability to establish and maintain an appropriate line of credit. The Investment Company Act of 1940, as amended (the “1940 Act”) requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This means that the value of the Fund’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness), measured at the time the Fund incurs the indebtedness.

Principal Investment Risks

The Fund is generally available only to registered investment advisers (“RIAs”) meeting certain qualifications and that have completed a training program provided by the Adviser.  Before allocating shares of the Fund to a client’s account, RIAs should carefully consider the Fund’s risks and investment objectives, as an investment in the Fund may not be appropriate for all clients and is not designed to be a complete investment program.  An investment in the Fund involves a high degree of risk. The event-linked securities in which the Fund invests are considered “high yield” or “junk bonds”.  It is possible that investing in the Fund may result in a loss of some or all of the amount invested.  Before making an investment/allocation decision, an RIA should (i) consider the suitability of this investment with respect to a client’s investment objectives and individual situation and (ii) consider factors such as a client’s net worth, income, age, and risk tolerance.  Allocation to client accounts should be avoided where a client has a short-term investing horizon and/or cannot bear the loss of some or all of their investment.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Fund’s shares will fluctuate in price, which may result in a loss of a portion or all of the money invested in the Fund. Many factors influence a mutual fund’s performance.

The Fund’s principal risk factors are listed below. Before investing, be sure to read the additional descriptions of these risks beginning on page 4 of the prospectus.

Event-Linked Securities Risk.  The principal risk of an investment in an event-linked security is that a triggering event(s) (e.g., a hurricane, tornado or earthquake of a particular size/magnitude in a designated geographic area) will occur and the Fund will lose all or a significant portion of the principal it has invested in the security and right to additional interest payments with respect to the security.  If multiple triggering events occur that impact a significant portion of the securities held by the Fund, the Fund could suffer substantial losses and an investor will lose money.  A majority of the Fund’s assets will be invested in event-linked securities tied to natural events and there is inherent uncertainty as to whether, when or where such events will occur.  There is no way to predict with complete accuracy whether a triggering event will occur, and because of this significant uncertainty, event-link securities carry a high degree of risk.

Event-Linked Bonds.  Event-linked or catastrophe bonds carry large uncertainties and major risk exposures to adverse conditions.  If a trigger event, as defined within the terms of the bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the Fund may lose a portion or all of its investment in such security, including accrued interest and/or principal invested in such security.  Such losses may be substantial.  Because catastrophe bonds cover “catastrophic” events, that if they occur will result in significant losses, catastrophe bonds carry a high degree of risk of loss and are considered “high yield” or “junk bonds.”  The rating primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur.  Thus, lower-rated bonds have a greater likelihood of a triggering event occurring and loss to the Fund.

Catastrophe bonds are also subject to extension risk.  The sponsor of such an investment might also have the right to extend the maturity of the bonds to verify that the trigger event did occur or to process and audit insurance claims. The typical duration of mandatory and optional extensions of maturity for event-linked securities currently is between three to six months.  In certain circumstances, the extension may exceed two years.  An extension to verify the potential occurrence of a trigger event will reduce the value of the bond due to the uncertainty of the occurrence of the trigger event and will hinder the Fund’s ability to sell the bond.  Even if it is determined that the trigger event did not occur, such an extension will delay the Fund’s receipt of the bond’s principal and prevent the reinvestment of such proceeds in other, potentially higher yielding securities.

Catastrophe bonds have been in use only since the mid 1990s. As a relatively new type of financial instrument, there is limited trading history for these securities, and in certain instances there may be a limited or no active trading market, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets.

Quota Shares.  The Fund will invest in Quota Share Notes.  Quota Share Notes are subject to the same risks discussed herein for catastrophe bonds.  In addition, because Quota Share Notes represent a proportional interest in a basket of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer.  Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s investment in Quota Share Notes and therefore place the Fund’s assets at greater risk of loss than if the Adviser had more complete information.  The lack of transparency may also make the valuation of Quota Share Notes more difficult and potentially result in mispricing that could result in losses to the Fund.  See “Illiquidity Risk” and “Valuation Risk” below.

Risk-Modeling Risk. The Adviser, in selecting investments for the Fund, will consider risk models created by independent third parties.  Risk models are designed to assist investors, governments, and businesses understand the potential impact of a wide variety of catastrophic events and allow such parties to analyze the probability of loss in regions with the highest exposure. Risk models are created using historical, scientific and other related data.  Therefore, because such risk models are based upon historical data and averages, there is no guarantee that such information will accurately predict the future occurrence, location or severity of any particular catastrophic event and thus may fail to accurately calculate the probability of a trigger event and may underestimate the likelihood of a trigger event.  In addition, any errors or imperfections in a risk model, or in the data on which they are based, or technical issues with the construction of the models (including, for example, data problems and/or software or other implementation issues) could adversely affect the ability of the Adviser to use such analyses or models effectively, which in turn could adversely affect the Fund’s performance.

Illiquidity and Restricted Securities Risk.   Liquidity risk is the risk that the event-linked securities held by the Fund may be difficult or impossible to sell at the time that the Fund would like or at the price that the Fund believes the security is currently worth.  As a relatively new type of financial instrument, there is limited trading history for event-linked securities.  The Fund must at all times hold 85% of its assets in “liquid assets.”  The Adviser believes a sufficient liquid market exists for event-linked securities in order to meet these requirements.  However, there can be no assurances that a liquid market will be maintained, in which case the Fund’s ability to realize full value in the event of the need to liquidate such assets may be impaired and/or result in losses to the Fund.  To the extent the Fund holds Quota Share Notes, such investments will be treated as illiquid securities, unless the Board determines a liquid markets exists for such instruments.

The event-linked securities in which the Fund invests will typically be Rule 144A securities, which are securities that generally can be purchased and sold only by institutions with at least $100 million of securities (called “qualified institutional buyers” or “QIBs”).  Rule 144A securities are considered “restricted” securities.  Restricted securities may have an active trading market, but carry the risk that the active trading market may not continue. To the extent that qualified institutional buyers become for a time uninterested in purchasing event-linked securities, the securities will become illiquid while held by the Fund.  Illiquid securities may be difficult to value, the Fund may be required to hold illiquid securities when it otherwise would sell such securities or may be forced to sell securities at a price lower than the price the Fund has valued such securities.  This may result in losses to the Fund and investors.

Valuation Risk.  The Fund is subject to valuation risk, which is the risk that one or more of the securities in which the Fund invests are priced incorrectly due to factors such as incomplete data, market instability, or human error. In addition, pricing of event-linked securities is subject to the added uncertainty caused by the inability to generally predict whether, when or where a natural disaster or other triggering event will occur.  The Fund’s investments in event-linked securities will be valued using a third-party pricing vendor or in certain instances fair valued by the Board.  Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the Fund's investment in an event-linked bond may be priced using fair value methods.  Portfolio securities that are valued using techniques other than market quotations, including fair valued securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value. If securities are mispriced, investors could lose money upon redemption (because the value of the shares sold is worth more due to the mispricing) or could pay too much for shares purchased (because the Fund overvalued the shares due to the mispricing).

Moral Hazard Risk.  Event-linked securities are generally subject to one or more types of triggers, including so-called “indemnity-triggers”.  An indemnity trigger is a trigger based on the actual losses of the ceding sponsor. Event-linked securities subject to indemnity triggers are often regarded as being subject to potential moral hazard, since such event-linked securities are triggered by actual losses of the ceding sponsor and the ceding sponsor may have an incentive to take actions and/or risks that would have an adverse effect on the Fund.  For example, if an event-linked bond issued will be triggered at $500 million in losses to the sponsor, once that trigger is hit (i.e. the sponsor experiences $500 million in losses under the contracts it has written), the bond purchaser will lose all or a portion of its principal invested (plus any additional interest). In this situation, the ceding sponsor has an incentive to pay the claims more generously when the loss amount is near the trigger amount set in the bond (i.e., to claim $500 million in losses, when perhaps it could be argued that actual losses were $499.9 million).  Thus, bonds with indemnity triggers may be subject to moral hazard, because the trigger depends on the ceding sponsor to properly identify and calculate losses that do and do not apply in determining whether the trigger amount has been reached.   In short, “moral hazard” refers to this potential for the sponsor to influence bond performance, as payouts are based on the individual policy claims against the sponsor and the way the sponsor settles those claims.

Limited Availability and Reinvestment Risk.  Investments in event-linked securities may be limited, which may limit the amount of assets the Fund may be able to invest in reinsurance-related securities.  The limited availability of event-linked securities may be due to a number of factors, including seasonal concentration of issuances, limited selection that meets the Fund's investment objective and lack of availability of event-linked securities in the secondary market.  Original issuances of event-linked securities (and in particular hurricane-related catastrophe bonds) may be concentrated in the first two calendar quarters of each year.  Thereafter, the availability of event-linked securities is subject to natural fluctuations in the secondary market.  Therefore, if event-linked securities held by the Fund mature, or the Fund must sell securities to meet redemption requests, the Fund may be required to hold more cash than it normally would until event-linked securities meeting the Fund’s investment objectives become available.  Due to the potentially limited availability of additional event-linked securities, the Fund may be forced to reinvest in securities that are lower yielding or less desirable than the securities the Fund sold.  This is known as reinvestment risk, and may reduce the overall return on its portfolio securities.

Investments in Non-Voting Stock Risk.  To the extent the Fund contractually forgoes its right to vote securities or purchases non-voting securities of an SPV, it will not be able to vote on matters that require the approval of the investors in the SPV, including matters that could adversely affect the Fund’s investment in the SPV. If the event-linked securities in which the Fund invests carry voting rights, the Fund ordinarily will limit such investments to 5% or less of the issuing SPV’s outstanding voting securities.  However, to enable the Fund to invest more of its assets in certain SPVs deemed attractive by the Adviser, the Fund may also contractually forego its right to vote securities or purchase non-voting securities of such SPVs.  If the Fund does not limit its voting rights and is deemed an “affiliate” of the SPV, the ability of the Fund to make future investments in the SPV or to engage in other transaction would be severally limited by the requirements of the 1940 Act.  Such limitations may interfere with portfolio management of the Fund which may adversely impact the Fund’s performance.

Reinsurance Industry Risk.  The performance of reinsurance-related securities and the reinsurance-industry itself are tied to the occurrence of various triggering-events, including weather and other natural disasters (hurricanes, earthquakes, etc.).  Major natural disasters in populated areas (such as in the cases of hurricane Katrina in New Orleans in 2005 and super storm Sandy in the New York City metropolitan area in 2012) can result in significant losses and investors in reinsurance-related securities tied to such events, may also experience substantial losses.  As the likelihood and severity of natural disasters increase, the risk of significant losses to reinsurers increases.  Typically, one significant triggering event (even in a major metropolitan area) will not result in financial failure to a reinsurer.  However, a series of major triggering events could cause the failure of a reinsurer.  Similarly, to the extent the Fund invests in event-linked securities for which a triggering event occurs, it will result in losses to the Fund and a series of major triggering events affecting a large portion of the event-linked securities held by the Fund will result in substantial losses to the Fund.

Floating-Rate Loan Risks.  A significant percentage of the event-linked securities in which the Fund invests are expected to be variable rate, or floating rate, event-linked bonds.  Floating rate loans and similar investments may be illiquid or less liquid than other investments. In addition, while the collateral securing most event-linked bonds in which the Fund currently intends to invest will be invested in low-risk investments, certain SPVs in which the Fund invests may permit investment of collateral in higher risk, higher yielding investments.  Thus, the value of collateral, if any, securing the Fund’s investments in event-linked bonds can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices.

Borrowing Risk.  The Fund may borrow to meet redemption requests or for investment purposes (i.e., to additional purchase portfolio securities).  The Fund’s borrowings, which would be in the form of loans from banks, may be on a secured or unsecured basis and at fixed or variable rates of interest. The Fund’s ability to obtain leverage through borrowings is dependent upon its ability to establish and maintain an appropriate line of credit.  The Fund’s investment portfolio (which consists primarily of event-linked securities) may limit the number of lenders willing to enter into a borrowing arrangement with the Fund, result in higher borrowing costs to the Fund, or less favorable terms under the arrangement because such securities are higher risk instruments.  As a result, the Fund may be required to modify its investment program in order to meet the terms of any borrowing arrangement.  If so, the Fund may not meet its investment objectives.  Borrowing also will cost the Fund interest expense and other fees.  The cost of borrowing may reduce the Fund's return.  In addition to any more stringent terms imposed by a lender, the 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This would allow the Fund to borrow for such purposes an amount equal to as much as 33 1/3% of the value of its total assets. The Fund will borrow only if the value of the Fund’s assets, including borrowings, is equal to at least 300% of all borrowings, including the proposed borrowing. If at any time the Fund should fail to meet this 300% coverage requirement, within three business days, the Fund will seek to reduce its borrowings to meet the requirement. The Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations reduce its asset coverage to less than 300%.

Leveraging Risk.  The Fund may borrow or enter into leveraged derivative transactions for investment purposes, which will cause the Fund to incur investment leverage.  Therefore the Fund is subject to leveraging risk.  Leverage magnifies the Fund’s exposure to declines in the value of one or more underlying investments or creates investment risk with respect to a larger pool of assets than the Fund would otherwise have.  This risk is enhanced for the Fund because it invests substantially all its assets in event-linked securities.  Event-linked securities can quickly lose all or much of their value if a triggering event occurs.  Thus to the extent assets subject to a triggering event are leveraged, the losses could substantially outweigh the Fund’s investment and result in significant losses to the Fund’s net asset value.  The value of an investment in the Fund will be more volatile and other risks tend to be compounded if and to the extent the Fund borrows or uses leveraged derivatives or other investments that have embedded leverage. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Derivative Investments Risk.  The Fund may obtain event-linked exposure by investing in, among others, event-linked swaps, which typically are contingent, or formulaically related to defined trigger events, or by pursuing similar event-linked derivative strategies.  Trigger events include hurricanes, earthquakes and weather-related phenomena.  If a trigger event(s) occurs, the Fund may lose the swap’s notional amount.  As derivative instruments, event-linked swaps are subject to risks in addition to the risks of investing in event-linked securities, including counterparty risk and leverage risk.

The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty and an investor may lose money. The loss on derivative transactions may substantially exceed the initial investment.

Below Investment Grade Securities Risk.  The Fund can invest without limit in event-linked securities that are rated below investment grade, commonly called “junk bonds,” which are bonds rated below BBB- by Standard & Poor's Ratings Services ("S&P") or Baa3 by Moody's Investors Service, Inc., ("Moody's"), or that have comparable ratings by another rating organization.  The rating primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur.  Therefore, securities with a lower rating reflect the rating agency’s assessment of the substantial risk that a triggering event will occur and result in a loss.  The rating also assesses the event-linked security’s credit risk and the model used to calculate the probability of the trigger event.  The rating system for event-linked securities is relatively new and significantly less developed than that of corporate bonds and continues to evolve as the market develops.  Most rating agencies rely upon one or more of the reports prepared by the following three independent catastrophe-modeling firms: EQECAT, Inc., AIR Worldwide Corporation and Risk Management Solutions, Inc.  One or more of these modeling firms may be used by the Adviser as part of its investment process.  These firms utilize different methodologies to evaluate the probability of various types of pre-defined trigger events.  If the reports used by the rating agency are flawed, it may cause a rating agency to assign a rating to an event-linked security that is not justified.  Therefore to the extent the Adviser relies on rating agency ratings to select securities for the Fund, the Fund may be exposed to greater risks.  Additionally, because there are only three major independent catastrophe-modeling firms, the effects of a flawed model or report issued by one or more of such firms will be magnified.

Credit Risk.  The event-linked securities in which the Fund invests will be subject to credit risk.  The principal invested in an event-linked security is held by the SPV in a collateral account and invested in various permissible assets set forth under the terms of the SPV.  Typically, the collateral account is invested in high quality U.S. government securities (i.e., U.S. Treasury bonds).  However in certain event-linked securities, the collateral account may be invested in high yielding, higher risk securities.  In such instances the Fund will be subject to the risk of non-payment of scheduled principal and interest on such collateral account investments.  Such non-payments and defaults may reduce the income to the Fund from the collateral account and negatively impact the value of Fund shares. In addition, the collateral will be invested in accordance with the terms of the SPV and overseen by a collateral manager appointed by the SPV, therefore the Fund is dependent upon the manager to invest the collateral account proceeds appropriately.

Foreign Investing Risk.  The Fund may invest in event-linked securities issued by foreign sovereigns and foreign entities that are corporations, partnerships, trusts or other types of business entities. Because the majority of event-linked security issuers are domiciled outside the United States, the Fund will normally invest significant amounts of its assets in non-U.S. entities.  Certain SPVs in which the Fund invests may be sponsored by non-U.S. ceding insurers that are not subject to the same regulation as that to which U.S. ceding insurers are subject.  Such SPVs may pose a greater risk of loss, for example due to less stringent underwriting  and/or risk-retention requirements.  The Fund’s investments will consist primarily of event-linked bonds which provide the Fund with contractual rights under the terms of the bond issuance.  While the contractual rights of event-linked bonds issued are similar whether they are issued by a U.S. issuer or a non-U.S. issuer, there may be certain additional risks associated with non-U.S. issuers.  For example, foreign issuers could be affected by factors not present in the U.S., including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, potential difficulties in enforcing contractual obligations, and increased costs to enforce applicable contractual obligations outside the U.S.  Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the U.S., which could affect the liquidity of the Fund’s assets.

Foreign Currency Risk. It is expected that a substantial portion of the Fund’s investments in event-linked securities will be U.S. dollar denominated investments. To the extent the Fund invests in non-U.S. denominated instruments, a change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. If the U.S. dollar rises in value against a foreign currency, a security denominated in that currency will be worth less in U.S. dollars and if the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency will be worth more in U.S. dollars. The dollar value of foreign investments may also be affected by exchange controls.

Equity Securities Risk. The Fund may at times invest in equity securities.  The stocks in which the Fund invests may be more volatile than the stock market as a whole. The value of equity investments and related instruments may decline in response to conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations, as well as issuer or sector specific events. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines, the value of Fund shares will also likely decline and although stock values can rebound, there is no assurance that values will return to previous levels. Preferred stocks may also be sensitive to changes in interest rates. When interest rates rise, the value of preferred stocks will generally fall.

Non-Diversification Risk.  The Fund is classified as a "non-diversified" fund under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a "diversified" fund. To the extent that the Fund invests a higher percentage of its assets in the securities of a single issuer, the Fund is more subject to the risks associated with and developments affecting that issuer than a fund that invests more widely.

Tax Risk. In order for the Fund to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income (as described in more detail in the SAI), meet certain asset diversification tests at the end of each fiscal quarter, and distribute at least 90 percent of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for each taxable year. If, in any year, the Fund fails to qualify as a RIC under the Code for any reason, the Fund would be taxed as an ordinary corporation and would become (or remain) subject to corporate U.S federal income tax. The resulting U.S. federal corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of distributions. Such a failure would have a material adverse effect on the Fund and its shareholders.

The Fund intends to invest substantially in “event-linked” bonds and other interests that are treated as equity in passive foreign investment companies (“PFICs”) for federal income tax purposes.  The Fund generally intends to make a qualified electing fund (“QEF”) election with respect to each such PFIC, which would result in the Fund recognizing income and gain each year based on its allocable share of the income and gain recognized by the QEF, whether or not such amounts are distributed.  The Fund will only be able to make a QEF election with respect to a PFIC, however, if that PFIC provides information about its income and gain to its investors each year.  If the Fund is not able make a QEF election with respect to a PFIC, it will generally elect to “mark to market” shares that it holds in the PFIC at the end of each taxable year. By making this election, the Fund will recognize as ordinary income any increase in the value of those PFIC shares as of the close of the taxable year (subject to adjustments for deferral of losses from the taxable year) over their adjusted basis and as ordinary loss any decrease in that value unless the loss is required to be deferred. Gains realized with respect to PFICs that the Fund has elected to mark to market will be ordinary income. If the Fund realizes a loss with respect to such a PFIC, whether by virtue of selling all or part of the Fund’s interest in the PFIC or because of the “mark to market” adjustment described above, the loss will be ordinary to the extent of the excess of the sum of the mark-to-market gains over the mark-to-market losses previously recognized with respect to the PFIC. To the extent that the Fund’s mark-to-market loss with respect to a PFIC exceeds that limitation, the loss will effectively be taken into account in offsetting future mark-to-market gains from the PFIC, and any remaining loss will generally be deferred until the PFIC shares are sold, at which point the loss will be treated as a capital loss. Capital losses recognized by the Fund in a taxable year will generally be deductible only against capital gains recognized by the Fund in that year or in future years, but if the Fund does not generate sufficient capital gains from its investments, capital losses recognized by the Fund will generally not result in a reduction of taxable distributions to shareholders.

By making either a QEF or  mark-to-market election with respect to a PFIC, the Fund may be required to recognize income (which generally must be distributed to shareholders) in excess of the distributions that it receives from that PFIC. In addition, if a sufficient portion of the voting interests in a foreign issuer are held by the Fund, individually or together with other U.S. persons, that issuer may be treated as a controlled foreign corporation with respect to the Fund, in which case the Fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed.  In any of these circumstances, the

Fund may need to borrow money or to dispose of certain investments in order to make the distributions required for treatment as a RIC.

If neither a “mark to market” nor a QEF election is made with respect to an interest in a PFIC, the ownership of the PFIC interest may have significantly adverse tax consequences for the owner. In such a case, the Fund would be subject to an interest charge (at the rate applicable to tax underpayments) on the tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the shares of a PFIC (collectively referred to as “excess distributions”), even if those excess distributions are paid by the Fund as a dividend to shareholders.

Performance

This section normally shows how the Fund’s total return has varied from year to year, along with a broad-based market index for reference.  Because the Fund has not commenced operations as of the date of this prospectus, there is no past performance to report.

Management

Investment Adviser

Stone Ridge Asset Management LLC is the investment adviser of the Fund.

Portfolio Managers

Ross Stevens, Robert Gutmann and Yan Zhao (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund.

Buying and Selling Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about buying and selling Fund shares, and financial intermediary compensation, please turn to “How to Buy Class 1 Shares and Class M Shares”, “How to Redeem Class 1 Shares and Class M Shares” and “Payments to Financial Firms” sections of the Prospectus.

Stone Ridge High Yield Reinsurance Risk Premium Fund
Investment Objective

The Stone Ridge High Yield Reinsurance Risk Premium Fund’s (the “Fund”) investment objective is to seek a high level of total return consisting of income and preservation of capital.  There can be no assurance that the Fund will achieve its investment objective.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class I	Class M
Management Fees	1.50%	1.50%
Distribution and/or Service (12b-1) Fees	None	0.15%
Other Expenses(1)	0.25%	0.25%
Total Annual Fund Operating Expenses	1.75%	1.90%
Expense Reimbursement(2)	0.00%	0.00%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.75%	1.90%

(1)           "Other expenses" are based on estimated amounts for the current fiscal year.
(2)           Through February 1, 2014, the Adviser has agreed to waive its management fee and/or pay or otherwise bear operating and other expenses of the Fund or a Class thereof (excluding taxes, brokerage and transactional expenses, borrowing and other investment-related costs and fees including interest and commitment fees, short dividend expense, acquired fund fees, taxes, litigation and indemnification expenses, judgments and extraordinary expenses not incurred in the ordinary course of the Fund's business) solely to the extent necessary to limit the Total Annual Fund Operating Expenses to 2.00% for Class I shares and 2.15% for Class M shares.  The Adviser shall be permitted to recover expenses attributable to the Fund or a Class thereof that the Adviser has borne in later periods to the extent that the expenses for a Class of shares fall below the annual rate in effect at the time of the actual waiver/reimbursement. Under the expense limitation agreement, the Fund is not obligated to reimburse such expenses beyond three years from the end of the fiscal year in which the Adviser waived a fee or reimbursed an expense. Any such recovery by the Adviser will not cause a class to exceed the annual limitation rate in effect at the time of the actual waiver/reimbursement.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) through February 1, 2014, as discussed in Footnote No. 2 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class I Shares	$178	$551
Class M Shares	$193	$597

Portfolio Turnover

The Fund generally does not pay transaction costs, such as commissions, when it buys and sells event-linked bonds.  With respect to certain trades in event-linked bonds and other investments, the Fund may pay transaction costs, such as commissions, when it buys and sells such investments (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  The Fund’s portfolio turnover rate is expected to be less than 25% of the Fund’s total assets in the first year of operations.

Principal Investment Strategies

Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) believes that investment in reinsurance-related securities should involve a long-term view and a systematic focus on sources of expected return, not on security selection or market timing.  In constructing an investment portfolio, the Adviser identifies a universe of eligible securities with precisely-defined risk and return characteristics.  It then seeks to obtain a meaningful subset of that universe while efficiently managing the portfolio and keeping trading costs low.  Because the risks in reinsurance-related securities – largely related to natural disasters such as earthquakes and hurricanes – are not similar to the risks investors bear in traditional equities and debt markets, the Adviser believes that investment in reinsurance-related securities may provide benefits when added to traditional portfolios. As such, the Adviser does not intend to buy or sell securities for the portfolio based on prospects for the economy or based on movements of traditional equities and debt securities markets.

The Fund will pursue its investment objective by investing primarily in event-linked bonds, Quota Share Notes (defined below) and, to a lesser extent, event-linked swaps, equity securities and the derivatives of equity securities of companies in the reinsurance industry (collectively, “reinsurance-related securities”).  Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investments purposes, in reinsurance-related securities.  In addition, the Fund will also invest at least 80% of its net assets, plus the amount of any borrowings for investments purposes, in high yield, high risk debt securities (commonly referred to as “junk bonds”).  High yield securities typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk, speculative characteristics.  The Adviser has broad discretion to allocate the Fund’s assets among these investment categories.  As of December 31, 2012 the median spread above collateral of event-linked bonds (as stated in the offering circulars) is approximately 8.4%, although this may change due to the variable nature of the event-linked bond yields and/or other market circumstances.  Consistent with its investment objective and its 80% policies, the Fund may invest in reinsurance-related securities across the yield spectrum, but will generally focus its investments in higher yielding, higher risk securities (i.e., those above the median yield). The Fund has no limit as to the maturity of the securities in which it invests or as to the market capitalization of the issuer.

Event-linked bonds are variable rate debt securities for which the return of principal and payment of interest are contingent on the non-occurrence of a specified trigger event(s) that leads to economic and/or human loss, such as an earthquake of a particular magnitude or a hurricane of a specific category.  The most common type of event-linked bonds is known as “catastrophe” or “CAT” bonds.  In most cases, the trigger event(s) will not be deemed to have occurred unless the event(s) happened in a particular geographic area and was of a certain magnitude (based on independent scientific readings) or caused a certain amount of actual or modeled loss.  If the trigger event(s) occurs prior to a bond's maturity, the Fund may lose all or a portion of its principal and forgo additional interest.  In this regard, event-linked bonds typically have a special condition that states that if the issuer (i.e., an insurance or reinsurance company) suffers a loss from a particular pre-defined catastrophe, then the issuer's obligation to pay interest and/or repay the principal is either deferred or completely forgiven.  For example, if the Fund holds a bond which covers an insurer’s losses due to a hurricane with a “trigger” at $1 billion and a hurricane hits causing $1 billion or more in losses to such insurer, then the Fund will lose all or a portion of its principal invested in the bond and forgo any future interest payments.  If the trigger event(s) does not occur, the Fund will recover its principal plus interest. Interest typically accrues and is paid on a quarterly basis.  Although principal typically is repaid only on the maturity date, it may be repaid in installments, depending on the terms of the bond.  The Fund may invest in event-linked bonds directly or indirectly through certain derivative instruments.  Event-linked swaps are derivative instruments that are typically contingent, or formulaically related to defined trigger events.  Trigger events include hurricanes, earthquakes and weather-related phenomena.

The Fund may also invest indirectly in quota shares, by holding notes issued by a special purpose vehicle (“SPV”) whose performance is tied an underlying quota share transaction (“Quota Share Note”).  Quota shares are a form of proportional reinsurance in which an investor participates in the premiums and losses of a reinsurer’s portfolio according to a pre-defined percentage.  For example, under a 20% quota-share agreement, the SPV would obtain 20% of all premiums of the subject portfolio while being responsible for 20% of all claims, and the Fund, as holder of a Quota Share Note issued by the SPV, would be entitled to its pro rata share of the premiums received by the SPV and would be responsible for its pro rata share of the claims up to the total amount invested.

The Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in below investment grade securities (or “junk bonds”) (i.e., those rated lower than Baa by Moody’s Investors Service, Inc. and lower than BBB by Standard & Poor’s Rating Group).  Because most event-linked bonds are rated below investment grade, a substantial portion of the Fund’s assets may be invested in below investment grade bonds, similar in some respects to high yield corporate bond funds.  Event-linked catastrophe bonds are exposed to catastrophic insurance risk whereas high yield bonds are typically exposed to the potential default of financially distressed issuers.  The Fund has no limit as to the maturity of the event-linked bonds in which it invests or as to the market capitalization of the issuer.  The Fund may invest in event-linked bonds and debt securities of any credit rating, including those rated below investment grade or, if unrated, determined by the Adviser, to be of comparable quality.  With respect to event-linked bonds, the rating primarily reflects the rating agency’s calculated probability that a pre-defined trigger event(s) will occur, as well as the overall expected loss to the bond principal.  In addition to ratings issued by rating agencies, event-linked bonds are issued with an attachment probability and expected loss percentage determined by an independent modeler (a “risk model”).  A risk model is created based on historical data and averages and used to inform investors and others on the potential impact of a wide variety of catastrophic events.  The Adviser will also consider these risk models in choosing portfolio investments.

In implementing the Fund’s investment strategy, Stone Ridge will seek to limit the Fund’s exposure to any single catastrophic event by investing in reinsurance-related securities tied to a varied group of available perils and geographic regions.  Further, within each region and peril, Stone Ridge seeks to hold a balance of exposures to underlying insurance carriers, trigger types, and lines of business.  The Adviser will continue to monitor the risk of the Fund’s investments on a regular basis.

The Fund will pursue its investment objective by investing primarily in reinsurance-related securities.  Reinsurance occurs when insurance or reinsurance companies share risk by purchasing insurance policies from other insurers or reinsurers to limit the total loss the original insurer or reinsurer would experience in case of disaster. Reinsurance involves the practice of insurers or reinsurers transferring portions of risk portfolios to other parties by agreement in order to reduce the likelihood of having to pay a large obligation resulting from an insurance claim. The intent of reinsurance is for an insurance or reinsurance company to reduce the risks associated with underwritten policies by spreading risks across alternative institutions.  The party that diversifies its insurance portfolio is known as the ceding party. The party that accepts a portion of the potential obligation in exchange for a share of the insurance premium is known as the reinsurer.

When selecting event-linked bonds and other reinsurance-related securities for investment, the Adviser evaluates the evolving universe of reinsurance-related securities by performing its own analysis based on quantitative and qualitative research.  The Adviser may rely upon information and analysis obtained from brokers, dealers and ratings organizations, among other sources.  The Adviser then uses quantitative and qualitative analysis to select appropriate event-linked bonds within each trigger event category.  The Adviser’s qualitative and quantitative analysis may consider various factors, such as trigger transparency, sponsor basis risk, call provisions, moral hazard, and correlation with other investments, and will also guide the Adviser in determining the desired allocation of event-linked bonds by trigger event category and in different regions.

Many of the event-linked bonds in which the Fund will invest will be issued by non-U.S. issuers.  As a result, the Fund may invest substantially in securities issued by foreign sovereigns or by U.S. or foreign entities that are corporations, partnerships, trusts or other types of business entities.

Under normal circumstances, the Fund intends to invest substantially all its assets in reinsurance-related securities, but retains the flexibility to invest at times in other securities, including registered investment companies, U.S. Government securities, cash and cash equivalents.

The Fund may obtain leverage through borrowings in seeking its investment objective. The Fund’s borrowings, which would be in the form of loans from banks, may be on a secured or unsecured basis and at fixed or variable rates of interest. The Fund’s ability to obtain leverage through borrowings is dependent upon its ability to establish and maintain an appropriate line of credit. The Investment Company Act of 1940, as amended (the “1940 Act”) requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This means that the value of the Fund’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness), measured at the time the Fund incurs the indebtedness.

Principal Investment Risks

The Fund is generally available only to registered investment advisers (“RIAs”) meeting certain qualifications and that have completed a training program provided by the Adviser.  Before allocating shares of the Fund to a client’s account, RIAs should carefully consider the Fund’s risks and investment objectives, as an investment in the Fund may not be appropriate for all clients and is not designed to be a complete investment program.  An investment in the Fund involves a high degree of risk. The event-linked securities in which the Fund invests are considered “high yield” or “junk bonds”.  It is possible that investing in the Fund may result in a loss of some or all of the amount invested.  Before making an investment/allocation decision, an RIA should (i) consider the suitability of this investment with respect to a client’s investment objectives and individual situation and (ii) consider factors such as a client’s net worth, income, age, and risk tolerance.  Allocation to client accounts should be avoided where a client has a short-term investing horizon and/or cannot bear the loss of some or all of their investment.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Fund’s shares will fluctuate in price, which may result in a loss of a portion or all of the money invested in the Fund. Many factors influence a mutual fund’s performance.

The Fund’s principal risk factors are listed below. Before investing, be sure to read the additional descriptions of these risks beginning on page 4 of the prospectus.

Event-Linked Securities Risk.  The principal risk of an investment in an event-linked security is that a triggering event(s) (e.g., a hurricane, tornado or earthquake of a particular size/magnitude in a designated geographic area) will occur and the Fund will lose all or a significant portion of the principal it has invested in the security and right to additional interest payments with respect to the security.  If multiple triggering events occur that impact a significant portion of the securities held by the Fund, the Fund could suffer substantial losses and an investor will lose money.  A majority of the Fund’s assets will be invested in event-linked securities tied to natural events and there is inherent uncertainty as to whether, when or where such events will occur.  There is no way to predict with complete accuracy whether a triggering event will occur, and because of this significant uncertainty, event-link securities carry a high degree of risk.

Event-Linked Bonds.  Event-linked or catastrophe bonds carry large uncertainties and major risk exposures to adverse conditions.  If a trigger event, as defined within the terms of the bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the Fund may lose a portion or all of its investment in such security, including accrued interest and/or principal invested in such security.  Such losses may be substantial.  Because catastrophe bonds cover “catastrophic” events, that if they occur will result in significant losses, catastrophe bonds carry a high degree of risk of loss and are considered “high yield” or “junk bonds.”  The rating primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur.  Thus, lower-rated bonds have a greater likelihood of a triggering event occurring and loss to the Fund.

Catastrophe bonds are also subject to extension risk.  The sponsor of such an investment might also have the right to extend the maturity of the bonds to verify that the trigger event did occur or to process and audit insurance claims. The typical duration of mandatory and optional extensions of maturity for event-linked securities currently is between three to six months.  In certain circumstances, the extension may exceed two years.  An extension to verify the potential occurrence of a trigger event will reduce the value of the bond due to the uncertainty of the occurrence of the trigger event and will hinder the Fund’s ability to sell the bond.  Even if it is determined that the trigger event did not occur, such an extension will delay the Fund’s receipt of the bond’s principal and prevent the reinvestment of such proceeds in other, potentially higher yielding securities.

Catastrophe bonds have been in use only since the mid 1990s. As a relatively new type of financial instrument, there is limited trading history for these securities, and in certain instances there may be a limited or no active trading market, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets.

Quota Shares.  The Fund will invest in Quota Share Notes.  Quota Share Notes are subject to the same risks discussed herein for catastrophe bonds.  In addition, because Quota Share Notes represent a proportional interest in a basket of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer.  Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s investment in Quota Share Notes and therefore place the Fund’s assets at greater risk of loss than if the Adviser had more complete information.  The lack of transparency may also make the valuation of Quota Share Notes more difficult and potentially result in mispricing that could result in losses to the Fund.  See “Illiquidity Risk” and “Valuation Risk” below.

Risk-Modeling Risk. The Adviser, in selecting investments for the Fund, will consider risk models created by independent third parties.  Risk models are designed to assist investors, governments, and businesses understand the potential impact of a wide variety of catastrophic events and allow such parties to analyze the probability of loss in regions with the highest exposure. Risk models are created using historical, scientific and other related data.  Therefore, because such risk models are based upon historical data and averages, there is no guarantee that such information will accurately predict the future occurrence, location or severity of any particular catastrophic event and thus may fail to accurately calculate the probability of a trigger event and may underestimate the likelihood of a trigger event.  In addition, any errors or imperfections in a risk model, or in the data on which they are based, or technical issues with the construction of the models (including, for example, data problems and/or software or other implementation issues) could adversely affect the ability of the Adviser to use such analyses or models effectively, which in turn could adversely affect the Fund’s performance.

Illiquidity and Restricted Securities Risk.   Liquidity risk is the risk that the event-linked securities held by the Fund may be difficult or impossible to sell at the time that the Fund would like or at the price that the Fund believes the security is currently worth.  As a relatively new type of financial instrument, there is limited trading history for event-linked securities.  The Fund must at all times hold 85% of its assets in “liquid assets.”  The Adviser believes a sufficient liquid market exists for event-linked securities in order to meet these requirements.  However, there can be no assurances that a liquid market will be maintained, in which case the Fund’s ability to realize full value in the event of the need to liquidate such assets may be impaired and/or result in losses to the Fund.  To the extent the Fund holds Quota Share Notes, such investments will be treated as illiquid securities, unless the Board determines a liquid markets exists for such instruments.

The event-linked securities in which the Fund invests will typically be Rule 144A securities, which are securities that generally can be purchased and sold only by institutions with at least $100 million of securities (called “qualified institutional buyers” or “QIBs”).  Rule 144A securities are considered “restricted” securities.  Restricted securities may have an active trading market, but carry the risk that the active trading market may not continue. To the extent that qualified institutional buyers become for a time uninterested in purchasing event-linked securities, the securities will become illiquid while held by the Fund.  Illiquid securities may be difficult to value, the Fund may be required to hold illiquid securities when it otherwise would sell such securities or may be forced to sell securities at a price lower than the price the Fund has valued such securities.  This may result in losses to the Fund and investors.

Valuation Risk.  The Fund is subject to valuation risk, which is the risk that one or more of the securities in which the Fund invests are priced incorrectly due to factors such as incomplete data, market instability, or human error. In addition, pricing of event-linked securities is subject to the added uncertainty caused by the inability to generally predict whether, when or where a natural disaster or other triggering event will occur.  The Fund’s investments in event-linked securities will be valued using a third-party pricing vendor or in certain instances fair valued by the Board.  Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the Fund's investment in an event-linked bond may be priced using fair value methods.  Portfolio securities that are valued using techniques other than market quotations, including fair valued securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value. If securities are mispriced, investors could lose money upon redemption (because the value of the shares sold is worth more due to the mispricing) or could pay too much for shares purchased (because the Fund overvalued the shares due to the mispricing).

Moral Hazard Risk.  Event-linked securities are generally subject to one or more types of triggers, including so-called “indemnity-triggers”.  An indemnity trigger is a trigger based on the actual losses of the ceding sponsor. Event-linked securities subject to indemnity triggers are often regarded as being subject to potential moral hazard, since such event-linked securities are triggered by actual losses of the ceding sponsor and the ceding sponsor may have an incentive to take actions and/or risks that would have an adverse effect on the Fund.  For example, if an event-linked bond issued will be triggered at $500 million in losses to the sponsor, once that trigger is hit (i.e. the sponsor experiences $500 million in losses under the contracts it has written), the bond purchaser will lose all or a portion of its principal invested (plus any additional interest). In this situation, the ceding sponsor has an incentive to pay the claims more generously when the loss amount is near the trigger amount set in the bond (i.e., to claim $500 million in losses, when perhaps it could be argued that actual losses were $499.9 million).  Thus, bonds with indemnity triggers may be subject to moral hazard, because the trigger depends on the ceding sponsor to properly identify and calculate losses that do and do not apply in determining whether the trigger amount has been reached.   In short, “moral hazard” refers to this potential for the sponsor to influence bond performance, as payouts are based on the individual policy claims against the sponsor and the way the sponsor settles those claims.

Limited Availability and Reinvestment Risk.  Investments in event-linked securities may be limited, which may limit the amount of assets the Fund may be able to invest in reinsurance-related securities.  The limited availability of event-linked securities may be due to a number of factors, including seasonal concentration of issuances, limited selection that meets the Fund's investment objective and lack of availability of event-linked securities in the secondary market.  Original issuances of event-linked securities (and in particular hurricane-related catastrophe bonds) may be concentrated in the first two calendar quarters of each year.  Thereafter, the availability of event-linked securities is subject to natural fluctuations in the secondary market.  Therefore, if event-linked securities held by the Fund mature, or the Fund must sell securities to meet redemption requests, the Fund may be required to hold more cash than it normally would until event-linked securities meeting the Fund’s investment objectives become available.  Due to the potentially limited availability of additional event-linked securities, the Fund may be forced to reinvest in securities that are lower yielding or less desirable than the securities the Fund sold.  This is known as reinvestment risk, and may reduce the overall return on its portfolio securities.

Investments in Non-Voting Stock Risk.  To the extent the Fund contractually forgoes its right to vote securities or purchases non-voting securities of an SPV, it will not be able to vote on matters that require the approval of the investors in the SPV, including matters that could adversely affect the Fund’s investment in the SPV. If the event-linked securities in which the Fund invests carry voting rights, the Fund ordinarily will limit such investments to 5% or less of the issuing SPV’s outstanding voting securities.  However, to enable the Fund to invest more of its assets in certain SPVs deemed attractive by the Adviser, the Fund may also contractually forego its right to vote securities or purchase non-voting securities of such SPVs.  If the Fund does not limit its voting rights and is deemed an “affiliate” of the SPV, the ability of the Fund to make future investments in the SPV or to engage in other transaction would be severally limited by the requirements of the 1940 Act.  Such limitations may interfere with portfolio management of the Fund which may adversely impact the Fund’s performance.

Reinsurance Industry Risk.  The performance of reinsurance-related securities and the reinsurance-industry itself are tied to the occurrence of various triggering-events, including weather and other natural disasters (hurricanes, earthquakes, etc.).  Major natural disasters in populated areas (such as in the cases of hurricane Katrina in New Orleans in 2005 and super storm Sandy in the New York City metropolitan area in 2012) can result in significant losses and investors in reinsurance-related securities tied to such events, may also experience substantial losses.  As the likelihood and severity of natural disasters increase, the risk of significant losses to reinsurers increases.  Typically, one significant triggering event (even in a major metropolitan area) will not result in financial failure to a reinsurer.  However, a series of major triggering events could cause the failure of a reinsurer.  Similarly, to the extent the Fund invests in event-linked securities for which a triggering event occurs, it will result in losses to the Fund and a series of major triggering events affecting a large portion of the event-linked securities held by the Fund will result in substantial losses to the Fund.

Floating-Rate Loan Risks.  A significant percentage of the event-linked securities in which the Fund invests are expected to be variable rate, or floating rate, event-linked bonds.  Floating rate loans and similar investments may be illiquid or less liquid than other investments. In addition, while the collateral securing most event-linked bonds in which the Fund currently intends to invest will be invested in low-risk investments, certain SPVs in which the Fund invests may permit investment of collateral in higher risk, higher yielding investments.  Thus, the value of collateral, if any, securing the Fund’s investments in event-linked bonds can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices.

Borrowing Risk.  The Fund may borrow to meet redemption requests or for investment purposes (i.e., to additional purchase portfolio securities).  The Fund’s borrowings, which would be in the form of loans from banks, may be on a secured or unsecured basis and at fixed or variable rates of interest. The Fund’s ability to obtain leverage through borrowings is dependent upon its ability to establish and maintain an appropriate line of credit.  The Fund’s investment portfolio (which consists primarily of event-linked securities) may limit the number of lenders willing to enter into a borrowing arrangement with the Fund, result in higher borrowing costs to the Fund, or less favorable terms under the arrangement because such securities are higher risk instruments.  As a result, the Fund may be required to modify its investment program in order to meet the terms of any borrowing arrangement.  If so, the Fund may not meet its investment objectives.  Borrowing also will cost the Fund interest expense and other fees.  The cost of borrowing may reduce the Fund's return.  In addition to any more stringent terms imposed by a lender, the 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This would allow the Fund to borrow for such purposes an amount equal to as much as 33 1/3% of the value of its total assets. The Fund will borrow only if the value of the Fund’s assets, including borrowings, is equal to at least 300% of all borrowings, including the proposed borrowing. If at any time the Fund should fail to meet this 300% coverage requirement, within three business days, the Fund will seek to reduce its borrowings to meet the requirement. The Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations reduce its asset coverage to less than 300%.

Leveraging Risk.  The Fund may borrow or enter into leveraged derivative transactions for investment purposes, which will cause the Fund to incur investment leverage.  Therefore the Fund is subject to leveraging risk.  Leverage magnifies the Fund’s exposure to declines in the value of one or more underlying investments or creates investment risk with respect to a larger pool of assets than the Fund would otherwise have.  This risk is enhanced for the Fund because it invests substantially all its assets in event-linked securities.  Event-linked securities can quickly lose all or much of their value if a triggering event occurs.  Thus to the extent assets subject to a triggering event are leveraged, the losses could substantially outweigh the Fund’s investment and result in significant losses to the Fund’s net asset value.  The value of an investment in the Fund will be more volatile and other risks tend to be compounded if and to the extent the Fund borrows or uses leveraged derivatives or other investments that have embedded leverage. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Derivative Investments Risk.  The Fund may obtain event-linked exposure by investing in, among others, event-linked swaps, which typically are contingent, or formulaically related to defined trigger events, or by pursuing similar event-linked derivative strategies.  Trigger events include hurricanes, earthquakes and weather-related phenomena.  If a trigger event(s) occurs, the Fund may lose the swap’s notional amount.  As derivative instruments, event-linked swaps are subject to risks in addition to the risks of investing in event-linked securities, including counterparty risk and leverage risk.

The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty and an investor may lose money. The loss on derivative transactions may substantially exceed the initial investment.

Below Investment Grade Securities Risk.  The Fund can invest without limit in event-linked securities that are rated below investment grade, commonly called “junk bonds,” which are bonds rated below BBB- by Standard & Poor's Ratings Services ("S&P") or Baa3 by Moody's Investors Service, Inc., ("Moody's"), or that have comparable ratings by another rating organization.  The rating primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur.  Therefore, securities with a lower rating reflect the rating agency’s assessment of the substantial risk that a triggering event will occur and result in a loss.  The rating also assesses the event-linked security’s credit risk and the model used to calculate the probability of the trigger event.  The rating system for event-linked securities is relatively new and significantly less developed than that of corporate bonds and continues to evolve as the market develops.  Most rating agencies rely upon one or more of the reports prepared by the following three independent catastrophe-modeling firms: EQECAT, Inc., AIR Worldwide Corporation and Risk Management Solutions, Inc.  One or more of these modeling firms may be used by the Adviser as part of its investment process.  These firms utilize different methodologies to evaluate the probability of various types of pre-defined trigger events.  If the reports used by the rating agency are flawed, it may cause a rating agency to assign a rating to an event-linked security that is not justified.  Therefore to the extent the Adviser relies on rating agency ratings to select securities for the Fund, the Fund may be exposed to greater risks.  Additionally, because there are only three major independent catastrophe-modeling firms, the effects of a flawed model or report issued by one or more of such firms will be magnified.

Credit Risk.  The event-linked securities in which the Fund invests will be subject to credit risk.  The principal invested in an event-linked security is held by the SPV in a collateral account and invested in various permissible assets set forth under the terms of the SPV.  Typically, the collateral account is invested in high quality U.S. government securities (i.e., U.S. Treasury bonds).  However in certain event-linked securities, the collateral account may be invested in high yielding, higher risk securities.  In such instances the Fund will be subject to the risk of non-payment of scheduled principal and interest on such collateral account investments.  Such non-payments and defaults may reduce the income to the Fund from the collateral account and negatively impact the value of Fund shares. In addition, the collateral will be invested in accordance with the terms of the SPV and overseen by a collateral manager appointed by the SPV, therefore the Fund is dependent upon the manager to invest the collateral account proceeds appropriately.

Foreign Investing Risk.  The Fund may invest in event-linked securities issued by foreign sovereigns and foreign entities that are corporations, partnerships, trusts or other types of business entities. Because the majority of event-linked security issuers are domiciled outside the United States, the Fund will normally invest significant amounts of its assets in non-U.S. entities.  Certain SPVs in which the Fund invests may be sponsored by non-U.S. ceding insurers that are not subject to the same regulation as that to which U.S. ceding insurers are subject.  Such SPVs may pose a greater risk of loss, for example due to less stringent underwriting  and/or risk-retention requirements.  The Fund’s investments will consist primarily of event-linked bonds which provide the Fund with contractual rights under the terms of the bond issuance.  While the contractual rights of event-linked bonds issued are similar whether they are issued by a U.S. issuer or a non-U.S. issuer, there may be certain additional risks associated with non-U.S. issuers.  For example, foreign issuers could be affected by factors not present in the U.S., including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, potential difficulties in enforcing contractual obligations, and increased costs to enforce applicable contractual obligations outside the U.S.  Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the U.S., which could affect the liquidity of the Fund’s assets.

Foreign Currency Risk. It is expected that a substantial portion of the Fund’s investments in event-linked securities will be U.S. dollar denominated investments. To the extent the Fund invests in non-U.S. denominated instruments, a change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. If the U.S. dollar rises in value against a foreign currency, a security denominated in that currency will be worth less in U.S. dollars and if the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency will be worth more in U.S. dollars. The dollar value of foreign investments may also be affected by exchange controls.

Equity Securities Risk. The Fund may at times invest in equity securities.  The stocks in which the Fund invests may be more volatile than the stock market as a whole. The value of equity investments and related instruments may decline in response to conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations, as well as issuer or sector specific events. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines, the value of Fund shares will also likely decline and although stock values can rebound, there is no assurance that values will return to previous levels. Preferred stocks may also be sensitive to changes in interest rates. When interest rates rise, the value of preferred stocks will generally fall.

Non-Diversification Risk.  The Fund is classified as a "non-diversified" fund under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a "diversified" fund. To the extent that the Fund invests a higher percentage of its assets in the securities of a single issuer, the Fund is more subject to the risks associated with and developments affecting that issuer than a fund that invests more widely.

Tax Risk. In order for the Fund to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income (as described in more detail in the SAI), meet certain asset diversification tests at the end of each fiscal quarter, and distribute at least 90 percent of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for each taxable year. If, in any year, the Fund fails to qualify as a RIC under the Code for any reason, the Fund would be taxed as an ordinary corporation and would become (or remain) subject to corporate U.S federal income tax. The resulting U.S. federal corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of distributions. Such a failure would have a material adverse effect on the Fund and its shareholders.

The Fund intends to invest substantially in “event-linked” bonds and other interests that are treated as equity in passive foreign investment companies (“PFICs”) for federal income tax purposes.  The Fund generally intends to make a qualified electing fund (“QEF”) election with respect to each such PFIC, which would result in the Fund recognizing income and gain each year based on its allocable share of the income and gain recognized by the QEF, whether or not such amounts are distributed.  The Fund will only be able to make a QEF election with respect to a PFIC, however, if that PFIC provides information about its income and gain to its investors each year.  If the Fund is not able make a QEF election with respect to a PFIC, it will generally elect to “mark to market” shares that it holds in the PFIC at the end of each taxable year. By making this election, the Fund will recognize as ordinary income any increase in the value of those PFIC shares as of the close of the taxable year (subject to adjustments for deferral of losses from the taxable year) over their adjusted basis and as ordinary loss any decrease in that value unless the loss is required to be deferred. Gains realized with respect to PFICs that the Fund has elected to mark to market will be ordinary income. If the Fund realizes a loss with respect to such a PFIC, whether by virtue of selling all or part of the Fund’s interest in the PFIC or because of the “mark to market” adjustment described above, the loss will be ordinary to the extent of the excess of the sum of the mark-to-market gains over the mark-to-market losses previously recognized with respect to the PFIC. To the extent that the Fund’s mark-to-market loss with respect to a PFIC exceeds that limitation, the loss will effectively be taken into account in offsetting future mark-to-market gains from the PFIC, and any remaining loss will generally be deferred until the PFIC shares are sold, at which point the loss will be treated as a capital loss. Capital losses recognized by the Fund in a taxable year will generally be deductible only against capital gains recognized by the Fund in that year or in future years, but if the Fund does not generate sufficient capital gains from its investments, capital losses recognized by the Fund will generally not result in a reduction of taxable distributions to shareholders.

By making either a QEF or  mark-to-market election with respect to a PFIC, the Fund may be required to recognize income (which generally must be distributed to shareholders) in excess of the distributions that it receives from that PFIC. In addition, if a sufficient portion of the voting interests in a foreign issuer are held by the Fund, individually or together with other U.S. persons, that issuer may be treated as a controlled foreign corporation with respect to the Fund, in which case the Fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed.  In any of these circumstances, the Fund may need to borrow money or to dispose of certain investments in order to make the distributions required for treatment as a RIC.

If neither a “mark to market” nor a QEF election is made with respect to an interest in a PFIC, the ownership of the PFIC interest may have significantly adverse tax consequences for the owner. In such a case, the Fund would be subject to an interest charge (at the rate applicable to tax underpayments) on the tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the shares of a PFIC (collectively referred to as “excess distributions”), even if those excess distributions are paid by the Fund as a dividend to shareholders.

Performance

This section normally shows how the Fund’s total return has varied from year to year, along with a broad-based market index for reference.  Because the Fund has not commenced operations as of the date of this prospectus, there is no past performance to report.

Management

Investment Adviser

Stone Ridge Asset Management LLC is the investment adviser of the Fund.

Portfolio Managers

Ross Stevens, Robert Gutmann and Yan Zhao (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund.

IMPORTANT INFORMATION REGARDING FUND SHARES

Purchase and Sale of Fund Shares

Investors may purchase a Fund’s Class I shares and Class M shares by first contacting the Adviser at 1 (855) 609-3680 to notify the Adviser of the proposed investment.  Once notification has occurred, the investor will be directed to Funds’ Transfer Agent to complete the purchase or sale transaction. Each Fund generally is available for investment only by registered investment advisers acting in a discretionary and fiduciary capacity on behalf of their clients, and officers, directors or Trustees of the Fund, the Trust and the Adviser and its affiliates. Each Fund will only be available for purchase when it has notified investors that it is no longer closed to new investment.  See “Shareholder Information – Initial Asset Cap.”  The minimum initial purchase (waived in certain circumstances) is $25 million for Class I shares and $10 million for Class M shares.  The investment minimums may be met for each Class by aggregating purchases in each of the Stone Ridge Reinsurance Risk Premium Fund and the Stone Ridge High Yield Reinsurance Risk Premium Fund.  There is no minimum for subsequent investments.  All share purchases are subject to approval of the Adviser.

Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business, by writing to Stone Ridge Trust, c/o U.S. Bancorp Fund Services, 615 E. Michigan Avenue, 3rd Floor, Milwaukee, Wisconsin, 53202, or by calling 1 (855) 609-3680.

Tax Information

Each Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation.

Payments to Broker-Dealers and Other Financial Intermediaries

Fund shares are sold to RIAs that are investing on a discretionary basis and in a fiduciary capacity on behalf of their clients.  The Funds are not generally sold through other financial intermediaries, and no sales loads are charged to investors or paid to financial intermediaries.  The Fund’s principal underwriter receives compensation with respect to Class M shares.  See “DISTRIBUTION ARRANGEMENTS”.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

Each Fund is permitted to engage in the following investment practices to the extent set forth in “Fund Summaries” above. References to the “Fund” below are to each Fund, as applicable.

A statement of the investment objective and principal investment policies and risks of the Fund is set forth above in “Fund Summaries”.  Set forth below is additional information about such policies and risks of the Fund described in “Fund Summaries” above.  Information also is included about other types of investments and practices that the Fund may engage in from time to time.

Under normal market conditions each of the Funds invests at least 80% of its net assets, plus the amount of any borrowings for investments purposes, in reinsurance-related securities.  In addition, Stone Ridge High Yield Reinsurance Risk Premium Fund will also invest at least 80% of its net assets, plus the amount of any borrowings for investments purposes, in high yield, high risk debt securities (commonly referred to as “junk bonds”) (the “80% Policies”).  High yield securities typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk, speculative characteristics.  Each Fund will provide written notice to shareholders at least 60 days prior to a change in its 80% Policies.

The Stone Ridge High Yield Reinsurance Risk Premium Fund will invest under normal market conditions at least 80% of its net assets in below investment grade securities.  The Stone Ridge Reinsurance Risk Premium Fund may invest substantially in below investment grade securities.  As a result the risks associated with an investment in the Stone Ridge High Yield Reinsurance Risk Premium Fund will be greater than those that may be associated with the Stone Ridge Reinsurance Risk Premium Fund.

More Information on Investment Strategies

Event-Linked Securities.  The Funds will invest substantially in "event-linked" bonds, a type of event-linked security which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. Event-linked bonds are variable rate debt securities for which the return of principal and payment of interest are contingent on the non-occurrence of a specified trigger event(s) that leads to economic and/or human loss, such as an earthquake of a particular magnitude or a hurricane of a specific category.  In most cases, the trigger event(s) will not be deemed to have occurred unless the event(s) happened in a particular geographic area and was of a certain magnitude (based on independent scientific readings) or caused a certain amount of actual or modeled loss. For some event-linked bonds, the trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments rather than specified actual losses. A Fund is entitled to receive principal and interest payments so long as no trigger event(s) occurs of the description and magnitude specified by the instrument.  Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. Event-linked bonds are typically rated by at least one nationally recognized statistical rating agency, but also may be unrated. The rating for an event-linked bond primarily reflects the rating agency's calculated probability that a pre-defined trigger event(s) will occur. This rating also assesses the event-linked bond's credit risk and the model used to calculate the probability of a trigger event.

If a "sponsor," such as an insurance company or reinsurance company (a company that insures insurance companies), wants to transfer some or all of the risk it assumes in insuring a catastrophe, it can set up a separate legal structure—commonly known as a special purpose vehicle (“SPV”). Municipal, state and foreign governments and private companies also have sponsored catastrophe bonds as a hedge against natural disasters.  The SPV is a passive and independent intermediary structure standing between the bond holders and the sponsor.  Immediately after issuing the bonds to investors, the SPV enters into a “cover agreement” with the sponsor, through which the SPV provides the sponsor with a protection against natural catastrophe events.  The SPV puts the proceeds received from the bond issuance (the “principal”) into a trust account. The SPV uses this principal amount as “collateral” in order to secure its obligation under the cover agreement. The principal amount from the bond issuance and held as collateral is generally invested into high-quality instruments (such as U.S. Treasury securities). The earnings on these high quality instruments, as well as insurance premiums paid to the sponsor, are used to make periodic, variable rate interest payments to investors (e.g., a Fund). The interest rate typically is based on an available, floating, short-term rate such as LIBOR or Treasury (“T-Bill”), plus a margin, or "spread," above that.

As long as the corresponding trigger event(s) covered by the bond—whether a windstorm in Europe or an earthquake in California—does not occur during the time investors own the bond, investors will receive their interest payments and, when the bond matures, their principal back from the collateral. Many catastrophe bonds generally mature in three years, although terms generally range from one to five years, depending on the bond.  If the event does occur, however, the sponsor's right to the collateral is "triggered." This means the sponsor receives the collateral, instead of investors receiving it when the bond matures, causing investors to lose most—or all—of their principal and unpaid interest payments. When this happens, the SPV might also have the right to extend the maturity of the bonds to verify that the trigger did occur or to process and audit insurance claims. Depending on the bond, the extension can last anywhere from three months to two years or more. In some cases, catastrophe bonds cover multiple events to reduce the chances that investors will lose all of their principal.

Quota Shares.  The Funds may invest indirectly in quota shares, by holding notes issued by a SPV whose performance is tied an underlying quota share transaction (“Quota Share Notes”).  Quota shares are a form of proportional reinsurance in which an investor participates in the premiums and losses of a reinsurer’s portfolio according to a pre-defined percentage.  For example, under a 20% quota-share agreement, the SPV would obtain 20% of all premiums of the subject portfolio while being responsible for 20% of all claims, and the Fund, as holder of a Quota Share Note issued by the SPV, would be entitled to its pro rata share of the premiums received by the SPV and would be responsible for its pro rata share of the claims up to the total amount invested.

In implementing a Fund’s investment strategy, Stone Ridge will seek to limit the Fund’s exposure to any single catastrophic event by investing in reinsurance-related securities tied to a varied group of available perils and geographic regions.  Further, within each region and peril, Stone Ridge seeks to hold a balance of exposures to underlying insurance carriers, trigger types, and lines of business.

Liquidity and Restricted Securities.  The event-linked bonds and Quota Share Notes in which the Funds will invest are restricted securities in that they are legally restricted as to resale pursuant to Section 4(2) of the Securities Act of 1933, as amended, and securities eligible for resale pursuant to Rule 144A thereunder. Certain Section 4(2) and Rule 144A securities may be treated as liquid securities if the Board of Trustees determines that such treatment is warranted, and most or all of the event-linked catastrophe bonds in which the Fund invests will be considered liquid securities. The Funds will initially treat Quota Share Notes as illiquid investments.  The Fund’s Board of Trustees will monitor and periodically review liquidity determinations (including those regarding Quota Share Notes).  Even if determined to be liquid, holdings of Rule 144A securities may increase the level of Fund illiquidity if eligible buyers become uninterested in purchasing them.  A Fund may not invest more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks than liquid securities. If at any time the Fund holds more than 15% of its assets in illiquid securities, it will dispose of such positions in an orderly fashion in order to comply with the 15% limit on illiquid securities.

Below Investment Grade Securities.  Because most event-linked bonds are rated below investment grade, a substantial portion of a Fund’s assets may be invested in below investment grade bonds, similar in some respects to high yield corporate bond funds.  Event-linked catastrophe bonds are exposed to catastrophic insurance risk whereas high yield bonds are typically exposed to the potential default of financially distressed issuers.  Each Fund has no limit as to the maturity of the event-linked bonds in which it invests or as to the market capitalization of the issuer.  A Fund may invest in event-linked bonds and debt securities of any credit rating, including those rated below investment grade (commonly referred to as “junk bonds”) or, if unrated, determined by the Adviser, to be of comparable quality.  With respect to event-linked bonds, the rating primarily reflects the rating agency’s calculated probability that a pre-defined trigger event(s) will occur, as well as the overall expected loss to the bond principal.  In addition to ratings issued by rating agencies, event-linked bonds are issued with an attachment probability and expected loss percentage determined by an independent modeler (a “risk model”).  A risk model is created based on historical data and averages and used to inform investors and others on the potential impact of a wide variety of catastrophic events.  The Adviser will also consider these risk models in choosing portfolio investments. The event-linked bonds in which the Funds may invest may also be subordinated or "junior" to more senior securities of the issuer. The investor in a subordinated security of an issuer is entitled to payment after other holders of debt in that issuer.

A substantial amount of the reinsurance-related securities in which the Fund intends to invest are expected to be structured as variable rate, or floating-rate, debt securities, which will be secured by the collateral contributed by the Funds and other investors to the relevant SPVs established by the ceding insurer.  These loans and securities typically have rates of interest that are reset periodically by reference to a base lending rate, such as the London Interbank Offered Rate (LIBOR), plus a premium.

Derivatives.  Each Fund may enter into derivatives transactions with respect to any security or other instrument in which it is permitted to invest or any related security, instrument, index or economic indicator (“reference instruments”).  Derivatives are financial instruments the value of which is derived from the underlying reference instrument. Derivatives transactions can involve substantial risk.  Derivatives typically allow a Fund to increase or decrease the level of risk to which it is exposed more quickly and efficiently than transactions in other types of instruments.  A Fund incurs costs in connection with opening and closing derivatives positions.  Each Fund may engage in the derivative transactions set forth below, as well as in other derivative transactions with substantially similar characteristics and risks.  The Funds may but are not required to use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, stock index futures, swaps, including event-linked swaps and other derivative instruments.  The Funds may use derivatives for a variety of purposes, including (i) as a hedge against adverse changes in the market prices of securities, interest rates or, to a lesser extent, currency exchange rates, (ii) as a substitute for purchasing or selling securities, (iii) to seek to increase a Fund’s return as a non-hedging strategy that may be considered speculative, or (iv) to manage portfolio exposures.

Certain derivative transactions may give rise to a form of leverage.  The Funds are required to segregate or “earmark” liquid assets or otherwise cover the Funds’ obligation created by a transaction that may give rise to leverage.  The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.  Leverage may cause a Fund to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.  The loss on leverage transactions may substantially exceed the initial investment.

Non-U.S. Investments.  Each Fund may invest without limit in foreign government and foreign corporate debt securities. Because the majority of reinsurance-related security issuers are domiciled outside the United States, a Fund will normally invest significant amounts of its assets in foreign securities.  Non-U.S. issuers are issuers that are organized and have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union.

U.S. Government Securities. The Funds may invest in U.S. government securities, which are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government National Mortgage Association (Ginnie Mae), this guarantee does not apply to losses resulting from declines in the market value of these securities. Some of the U.S. government securities that the fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by Fannie Mae and Freddie Mac.

Equity Securities.  Equity securities include common stocks, warrants and rights, as well as "equity equivalents" such as preferred stocks and securities convertible into common stock.  Preferred stocks generally pay a dividend and rank ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. The dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. A convertible security is one that can be converted into or exchanged for common stock of an issuer within a particular period of time at a specified price, upon the occurrence of certain events or according to a price formula. Convertible securities offer the Fund the ability to participate in stock market movements while also seeking some current income. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. The Funds consider some convertible securities to be "equity equivalents" because they are convertible into common stock. The credit ratings of those convertible securities generally have less impact on the investment decision, although they may still be subject to credit and interest rate risk.

Borrowings.  The Fund may obtain leverage through borrowings in seeking its investment objective. The Fund’s borrowings, which would be in the form of loans from banks, may be on a secured or unsecured basis and at fixed or variable rates of interest. The Fund’s ability to obtain leverage through borrowings is dependent upon its ability to establish and maintain an appropriate line of credit. The Investment Company Act of 1940, as amended (the “1940 Act”) requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This means that the value of the Fund’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness), measured at the time the Fund incurs the indebtedness.  Each Fund also may borrow money from banks or other lenders for temporary purposes in an amount not to exceed 5% of the Fund’s assets.  Such temporary borrowings are not subject to the asset coverage requirements discussed below in connection with a Fund’s borrowings for investment purposes.

Reverse Repurchase Agreements. The Funds may enter into reverse repurchase agreements pursuant to which a Fund transfers securities to a counterparty in return for cash, and the Fund agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by a Fund, are a form of leverage and may make the value of an investment in a Fund more volatile and increase the risks of investing in a Fund. Entering into reverse repurchase agreements and other borrowing transactions may cause a Fund to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.  Borrowing money involves transaction and interest costs.  A Fund may pay a commitment fee or other fees to maintain a line of credit, and will pay interest on amounts it borrows.

To the extent required by SEC guidelines, if a transaction (such as a reverse repurchase agreement) exposes the Fund to an obligation to another party it will either: (1) enter an offsetting (“covered”) position for the same type of financial asset; or (2) segregate cash or liquid securities on the books of the custodian with a value sufficient at all times to cover its potential obligations not covered. Assets used as cover or segregated cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets.

Cash Management and Temporary Investments.  Normally, each Fund invests substantially all of its assets to meet its investment objectives. A Fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The Funds may adopt a defensive strategy when the Adviser believes securities in which a Fund normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions.

Additional Investment Practices

In addition to the principal investment strategies described above, the Funds may also use other investment techniques, including the following from time-to-time.

Short-Term Trading.  At times, the Funds may engage in short-term trading, usually with respect to certain derivatives instruments on a Fund’s portfolio holdings. If a Fund engages in a lot of short-term trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

Securities Lending. The Funds may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. The Funds do not anticipate lending event-linked bonds but may lend other portfolio securities.  Loans will only be made to firms that have been approved by the investment adviser and the investment adviser or the securities lending agent will periodically monitor the financial condition of such organizations while any loans are outstanding. Each Fund may lend up to one-third of the value of its total assets (including borrowings) or such other amount as is permitted under relevant law.  The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Fund’s total assets (including such loans). Loan arrangements made by the Fund will comply with all other applicable regulatory requirements for securities lending, including with respect to changes in market values, termination, interest paid on loaned securities and ability to call back loaned securities for voting.

Investments in Other Investment Companies. The Funds may invest in the securities of other investment companies, which can include open-end funds, closed-end funds, unit investment trusts and business development companies. The Fund may invest in exchange-traded funds (ETFs), which are typically open-end funds or unit investment trusts listed on a stock exchange. One reason the Funds might do so is to gain exposure to segments of the markets represented by another fund, at times when the Fund might not be able to buy the particular type of securities directly. As a shareholder of an investment company, a Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses. The Funds do not intend to invest in other investment companies unless the Adviser believes that the potential benefits of the investment justify the payment of any premiums or sales charges. The Funds' investments in the securities of other investment companies are subject to the limits that apply to those types of investments under the 1940 Act.

Corporate Debt Obligations. The Funds may purchase debt obligations, such as bonds, debentures, notes and preferred stock issued by U.S. and foreign corporations, partnerships or other business entities.  Debt securities purchased by a Fund may be subordinate to other liabilities of the issuer.  If a borrower becomes insolvent, the borrower's assets may be insufficient to meet its obligations.

Risks of Investing

The Funds are generally available only to registered investment advisers (“RIAs”) meeting certain qualifications and that have completed a training program provided by the Adviser.  Before allocating shares of a Fund to a client’s account, RIAs should carefully consider a Fund’s risks and investment objectives, as an investment in a Fund may not be appropriate for all clients and is not designed to be a complete investment program.  An investment in a Fund involves a high degree of risk. The event-linked securities in which the Funds invest are considered “high yield” or “junk bonds”.  It is possible that investing in the Funds may result in a loss of some or all of the amount invested.  Before making an investment/allocation decision, an RIA should (i) consider the suitability of this investment with respect to a client’s investment objectives and individual situation and (ii) consider factors such as a client’s net worth, income, age, and risk tolerance.  Allocation to client accounts should be avoided where a client has a short-term investing horizon and/or cannot bear the loss of some or all of their investment.

The Funds are subject to the principal risks noted below.  As with any mutual fund, there is no guarantee that the Fund will achieve its investment objective.  You could lose all or part of your investment in a Fund, and a Fund could underperform other investments.

Event-Linked Securities Risk.  The principal risk of an investment in an event-linked security is that a triggering event(s) (e.g., a hurricane, tornado or earthquake of a particular size/magnitude in a designated geographic area) will occur and the Fund will lose all or a significant portion of the principal it has invested in the security and right to additional interest payments with respect to the security.  If multiple triggering events occur that impact a significant portion of the securities held by the Fund, the Fund could suffer substantial losses and an investor will lose money.  A majority of the Fund’s assets will be invested in event-linked securities tied to natural events and there is inherent uncertainty as to whether, when or where such events will occur.  There is no way to predict with complete accuracy whether a triggering event will occur, and because of this significant uncertainty, event-link securities carry a high degree of risk.

Event-Linked Bonds.  Event-linked or catastrophe bonds carry large uncertainties and major risk exposures to adverse conditions.  If a trigger event, as defined within the terms of the bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the Fund may lose a portion or all of its investment in such security, including accrued interest and/or principal invested in such security.  Such losses may be substantial.  Because catastrophe bonds cover “catastrophic” events, that if they occur will result in significant losses, catastrophe bonds carry a high degree of risk of loss and are considered “high yield” or “junk bonds.”  The rating primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur.  Thus, lower-rated bonds have a greater likelihood of a triggering event occurring and loss to the Fund.

Catastrophe bonds are also subject to extension risk.  The sponsor of such an investment might also have the right to extend the maturity of the bonds to verify that the trigger event did occur or to process and audit insurance claims. The typical duration of mandatory and optional extensions of maturity for event-linked securities currently is between three to six months.  In certain circumstances, the extension may exceed two years.  An extension to verify the potential occurrence of a trigger event will reduce the value of the bond due to the uncertainty of the occurrence of the trigger event and will hinder the Fund’s ability to sell the bond.  Even if it is determined that the trigger event did not occur, such an extension will delay the Fund’s receipt of the bond’s principal and prevent the reinvestment of such proceeds in other, potentially higher yielding securities.

Catastrophe bonds have been in use only since the mid 1990s. As a relatively new type of financial instrument, there is limited trading history for these securities, and in certain instances there may be a limited or no active trading market, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets.

Quota Shares.  The Fund will invest in Quota Share Notes.  Quota Share Notes are subject to the same risks discussed herein for catastrophe bonds.  In addition, because Quota Share Notes represent a proportional interest in a basket of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer.  Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s investment in Quota Share Notes and therefore place the Fund’s assets at greater risk of loss than if the Adviser had more complete information.  The lack of transparency may also make the valuation of Quota Share Notes more difficult and potentially result in mispricing that could result in losses to the Fund.  See “Illiquidity Risk” and “Valuation Risk” below.

Risk-Modeling Risk. The Adviser, in selecting investments for the Fund, will consider risk models created by independent third parties.  Risk models are designed to assist investors, governments, and businesses understand the potential impact of a wide variety of catastrophic events and allow such parties to analyze the probability of loss in regions with the highest exposure. Risk models are created using historical, scientific and other related data.  Therefore, because such risk models are based upon historical data and averages, there is no guarantee that such information will accurately predict the future occurrence, location or severity of any particular catastrophic event and thus may fail to accurately calculate the probability of a trigger event and may underestimate the likelihood of a trigger event.  In addition, any errors or imperfections in a risk model, or in the data on which they are based, or technical issues with the construction of the models (including, for example, data problems and/or software or other implementation issues) could adversely affect the ability of the Adviser to use such analyses or models effectively, which in turn could adversely affect the Fund’s performance.

Illiquidity and Restricted Securities Risk.   Liquidity risk is the risk that the event-linked securities held by the Fund may be difficult or impossible to sell at the time that the Fund would like or at the price that the Fund believes the security is currently worth.  As a relatively new type of financial instrument, there is limited trading history for event-linked securities.  The Fund must at all times hold 85% of its assets in “liquid assets.”  The Adviser believes a sufficient liquid market exists for event-linked securities in order to meet these requirements.  However, there can be no assurances that a liquid market will be maintained, in which case the Fund’s ability to realize full value in the event of the need to liquidate such assets may be impaired and/or result in losses to the Fund.  To the extent the Fund holds Quota Share Notes, such investments will be treated as illiquid securities, unless the Board determines a liquid markets exists for such instruments.

The event-linked securities in which the Fund invests will typically be Rule 144A securities, which are securities that generally can be purchased and sold only by institutions with at least $100 million of securities (called “qualified institutional buyers” or “QIBs”).  Rule 144A securities are considered “restricted” securities.  Restricted securities may have an active trading market, but carry the risk that the active trading market may not continue. To the extent that qualified institutional buyers become for a time uninterested in purchasing event-linked securities, the securities will become illiquid while held by the Fund.  Illiquid securities may be difficult to value, the Fund may be required to hold illiquid securities when it otherwise would sell such securities or may be forced to sell securities at a price lower than the price the Fund has valued such securities.  This may result in losses to the Fund and investors.

Valuation Risk.  The Fund is subject to valuation risk, which is the risk that one or more of the securities in which the Fund invests are priced incorrectly due to factors such as incomplete data, market instability, or human error. In addition, pricing of event-linked securities is subject to the added uncertainty caused by the inability to generally predict whether, when or where a natural disaster or other triggering event will occur.  The Fund’s investments in event-linked securities will be valued using a third-party pricing vendor or in certain instances fair valued by the Board.  Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the Fund's investment in an event-linked bond may be priced using fair value methods.  Portfolio securities that are valued using techniques other than market quotations, including fair valued securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value. If securities are mispriced, investors could lose money upon redemption (because the value of the shares sold is worth more due to the mispricing) or could pay too much for shares purchased (because the Fund overvalued the shares due to the mispricing).

Moral Hazard Risk.  Event-linked securities are generally subject to one or more types of triggers, including so-called “indemnity-triggers”.  An indemnity trigger is a trigger based on the actual losses of the ceding sponsor. Event-linked securities subject to indemnity triggers are often regarded as being subject to potential moral hazard, since such event-linked securities are triggered by actual losses of the ceding sponsor and the ceding sponsor may have an incentive to take actions and/or risks that would have an adverse effect on the Fund.  For example, if an event-linked bond issued will be triggered at $500 million in losses to the sponsor, once that trigger is hit (i.e. the sponsor experiences $500 million in losses under the contracts it has written), the bond purchaser will lose all or a portion of its principal invested (plus any additional interest). In this situation, the ceding sponsor has an incentive to pay the claims more generously when the loss amount is near the trigger amount set in the bond (i.e., to claim $500 million in losses, when perhaps it could be argued that actual losses were $499.9 million).  Thus, bonds with indemnity triggers may be subject to moral hazard, because the trigger depends on the ceding sponsor to properly identify and calculate losses that do and do not apply in determining whether the trigger amount has been reached.   In short, “moral hazard” refers to this potential for the sponsor to influence bond performance, as payouts are based on the individual policy claims against the sponsor and the way the sponsor settles those claims.

Limited Availability and Reinvestment Risk.  Investments in event-linked securities may be limited, which may limit the amount of assets the Fund may be able to invest in reinsurance-related securities.  The limited availability of event-linked securities may be due to a number of factors, including seasonal concentration of issuances, limited selection that meets the Fund's investment objective and lack of availability of event-linked securities in the secondary market.  Original issuances of event-linked securities (and in particular hurricane-related catastrophe bonds) may be concentrated in the first two calendar quarters of each year.  Thereafter, the availability of event-linked securities is subject to natural fluctuations in the secondary market.  Therefore, if event-linked securities held by the Fund mature, or the Fund must sell securities to meet redemption requests, the Fund may be required to hold more cash than it normally would until event-linked securities meeting the Fund’s investment objectives become available.  Due to the potentially limited availability of additional event-linked securities, the Fund may be forced to reinvest in securities that are lower yielding or less desirable than the securities the Fund sold.  This is known as reinvestment risk, and may reduce the overall return on its portfolio securities.

Investments in Non-Voting Stock Risk.  To the extent the Fund contractually forgoes its right to vote securities or purchases non-voting securities of an SPV, it will not be able to vote on matters that require the approval of the investors in the SPV, including matters that could adversely affect the Fund’s investment in the SPV.  If the event-linked securities in which the Fund invests carry voting rights, the Fund ordinarily will limit such investments to 5% or less of the issuing SPV’s outstanding voting securities.  However, to enable the Fund to invest more of its assets in certain SPVs deemed attractive by the Adviser, the Fund may also contractually forego its right to vote securities or purchase non-voting securities of such SPVs.  If the Fund does not limit its voting rights and is deemed an “affiliate” of the SPV, the ability of the Fund to make future investments in the SPV or to engage in other transaction would be severally limited by the requirements of the 1940 Act.  Such limitations may interfere with portfolio management of the Fund which may adversely impact the Fund’s performance.

For various reasons, the Fund may hold some or all of its interest in an SPV in non-voting form. One reason for this is to avoid a SPV being deemed an “affiliated person” of the Fund for purposes of the 1940 Act. Accordingly, the Fund may agree to waive irrevocably any right that the Fund may have to vote securities in amounts in excess of 4.99% of a SPV’s outstanding voting securities.  The general policy to waive voting rights has been reviewed by the Board of Trustee. The waiver of the Fund’s voting rights does not facilitate investments in a SPV by the Adviser or other clients of the Adviser, either as a practical or a legal matter, and is not intended to confer any benefit on such entities. Interests in a particular SPV, even without voting rights, are selected based on the investment merits of those interests consistent with the fiduciary duties of both the Adviser and the Board of Trustees, and generally reflect the judgment of the Adviser that such investments are an attractive and appropriate opportunity for the Fund for any number of reasons.

To the extent the Fund holds non-voting securities of a SPV or contractually foregoes its right to vote securities of a SPV, it will not be able to vote to the full extent of its economic interest on matters that require the approval of the investors in the SPV. This restriction could diminish the influence of the Fund in an SPV and adversely affect its investment in the SPV, which could result in unpredictable and potentially adverse effects on shareholders. Moreover, there is a risk that a court or securities regulators could disregard the statutory definition of “affiliated person,” and still treat the SPVs as an affiliated person of the Fund for purposes of the 1940 Act.

Reinsurance Industry Risk.  The performance of reinsurance-related securities and the reinsurance-industry itself are tied to the occurrence of various triggering-events, including weather and other natural disasters (hurricanes, earthquakes, etc.).  Major natural disasters in populated areas (such as in the cases of hurricane Katrina in New Orleans in 2005 and super storm Sandy in the New York City metropolitan area in 2012) can result in significant losses and investors in reinsurance-related securities tied to such events, may also experience substantial losses.  As the likelihood and severity of natural disasters increase, the risk of significant losses to reinsurers increases.  Typically, one significant triggering event (even in a major metropolitan area) will not result in financial failure to a reinsurer.  However, a series of major triggering events could cause the failure of a reinsurer.  Similarly, to the extent the Fund invests in event-linked securities for which a triggering event occurs, it will result in losses to the Fund and a series of major triggering events effecting a large portion of the event-linked securities held by the Fund will result in substantial losses to the Fund.

Floating-Rate Loan Risks.  A significant percentage of the event-linked securities in which the Fund invests are expected to be variable rate, or floating rate, event-linked bonds.  Floating rate loans and similar investments may be illiquid or less liquid than other investments. In addition, while the collateral securing most event-linked bonds in which the Fund currently intends to invest will be invested in low-risk investments, certain SPVs in which the Fund invests may permit investment of collateral in higher risk, higher yielding investments.  Thus, the value of collateral, if any, securing the Fund’s investments in event-linked bonds can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices.

Borrowing Risk.  The Fund may borrow to meet redemption requests or for investment purposes (i.e., to additional purchase portfolio securities).  The Fund’s borrowings, which would be in the form of loans from banks, may be on a secured or unsecured basis and at fixed or variable rates of interest. The Fund’s ability to obtain leverage through borrowings is dependent upon its ability to establish and maintain an appropriate line of credit.  The Fund’s investment portfolio (which consists primarily of event-linked securities) may limit the number of lenders willing to enter into a borrowing arrangement with the Fund, result in higher borrowing costs to the Fund, or less favorable terms under the arrangement because such securities are higher risk instruments.  As a result, the Fund may be required to modify its investment program in order to meet the terms of any borrowing arrangement.  If so, the Fund may not meet its investment objectives.  Borrowing also will cost the Fund interest expense and other fees.  The cost of borrowing may reduce the Fund's return.  In addition to any more stringent terms imposed by a lender, the 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This would allow the Fund to borrow for such purposes an amount equal to as much as 33 1/3% of the value of its total assets. The Fund will borrow only if the value of the Fund’s assets, including borrowings, is equal to at least 300% of all borrowings, including the proposed borrowing. If at any time the Fund should fail to meet this 300% coverage requirement, within three business days, the Fund will seek to reduce its borrowings to meet the requirement. The Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations reduce its asset coverage to less than 300%.

Leveraging Risk.  The Fund may borrow or enter into leveraged derivative transactions for investment purposes, which will cause the Fund to incur investment leverage.  Therefore the Fund is subject to leveraging risk.  Leverage magnifies the Fund’s exposure to declines in the value of one or more underlying investments or creates investment risk with respect to a larger pool of assets than the Fund would otherwise have.  This risk is enhanced for the Fund because it invests substantially all its assets in event-linked securities.  Event-linked securities can quickly lose all or much of their value if a triggering event occurs.  Thus to the extent assets subject to a triggering event are leveraged, the losses could substantially outweigh the Fund’s investment and result in significant losses to the Fund’s net asset value.  The value of an investment in the Fund will be more volatile and other risks tend to be compounded if and to the extent the Fund borrows or uses leveraged derivatives or other investments that have embedded leverage. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Derivative Investments Risk.  The Fund may obtain event-linked exposure by investing in, among others, event-linked swaps, which typically are contingent, or formulaically related to defined trigger events, or by pursuing similar event-linked derivative strategies.  Trigger events include hurricanes, earthquakes and weather-related phenomena.  If a trigger event(s) occurs, the Fund may lose the swap’s notional amount.  As derivative instruments, event-linked swaps are subject to risks in addition to the risks of investing in event-linked securities, including counterparty risk and leverage risk.

The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty and an investor may lose money. The loss on derivative transactions may substantially exceed the initial investment.

Options Risk.  A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived and well-executed options program may be adversely affected by market behavior or unexpected events. Successful options strategies may require the anticipation of future movements in securities prices, interest rates and other economic factors. No assurances can be given that the Adviser’s judgment in this respect will be correct.

The trading price of options may be adversely affected if the market for such options becomes less liquid or smaller. A Fund may close out a written option position by buying the option instead of letting it expire or be exercised. Similarly, a Fund may close out a purchased option position by selling the option instead of holding until exercise. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position by buying or selling the option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a market clearinghouse may not at all times be adequate to handle current trading volume; or (vi) a regulator or one or more exchanges could, for economic or other reasons, decide to discontinue the trading of options (or a particular class or series of options) at some future date. If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. There are significant differences between securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.

Below Investment Grade Securities Risk.  The Fund can invest without limit in event-linked securities that are rated below investment grade, commonly called “junk bonds,” which are bonds rated below BBB- by Standard & Poor's Ratings Services ("S&P") or Baa3 by Moody's Investors Service, Inc., ("Moody's"), or that have comparable ratings by another rating organization.  The rating primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur.  Therefore, securities with a lower rating reflect the rating agency’s assessment of the substantial risk that a triggering event will occur and result in a loss.  The rating also assesses the event-linked security’s credit risk and the model used to calculate the probability of the trigger event.  The rating system for event-linked securities is relatively new and significantly less developed than that of corporate bonds and continues to evolve as the market develops.  Most rating agencies rely upon one or more of the reports prepared by the following three independent catastrophe-modeling firms: EQECAT, Inc., AIR Worldwide Corporation and Risk Management Solutions, Inc.  One or more of these modeling firms may be used by the Adviser as part of its investment process.  These firms utilize different methodologies to evaluate the probability of various types of pre-defined trigger events.  If the reports used by the rating agency are flawed, it may cause a rating agency to assign a rating to an event-linked security that is not justified.  Therefore to the extent the Adviser relies on rating agency ratings to select securities for the Fund, the Fund may be exposed to greater risks.  Additionally, because there are only three major independent catastrophe-modeling firms, the effects of a flawed model or report issued by one or more of such firms will be magnified.

Credit Risk.  The event-linked securities in which the Fund invests will be subject to credit risk.  The principal invested in an event-linked security is held by the SPV in a collateral account and invested in various permissible assets set forth under the terms of the SPV.  Typically, the collateral account is invested in high quality U.S. government securities (i.e., U.S. Treasury bonds).  However in certain event-linked securities, the collateral account may be invested in high yielding, higher risk securities.  In such instances the Fund will be subject to the risk of non-payment of scheduled principal and interest on such collateral account investments.  Such non-payments and defaults may reduce the income to the Fund from the collateral account and negatively impact the value of Fund shares. In addition, the collateral will be invested in accordance with the terms of the SPV and overseen by a collateral manager appointed by the SPV, therefore the Fund is dependent upon the manager to invest the collateral account proceeds appropriately.

Foreign Investing Risk.  The Fund may invest in event-linked securities issued by foreign sovereigns and foreign entities that are corporations, partnerships, trusts or other types of business entities. Because the majority of event-linked security issuers are domiciled outside the United States, the Fund will normally invest significant amounts of its assets in non-U.S. entities.  Certain SPVs in which the Fund invests may be sponsored by non-U.S. ceding insurers that are not subject to the same regulation as that to which U.S. ceding insurers are subject.  Such SPVs may pose a greater risk of loss, for example due to less stringent underwriting  and/or risk-retention requirements.  The Fund’s investments will consist primarily of event-linked bonds which provide the Fund with contractual rights under the terms of the bond issuance.  While the contractual rights of event-linked bonds issued are similar whether they are issued by a U.S. issuer or a non-U.S. issuer, there may be certain additional risks associated with non-U.S. issuers.  For example, foreign issuers could be affected by factors not present in the U.S., including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, potential difficulties in enforcing contractual obligations, and increased costs to enforce applicable contractual obligations outside the U.S.  Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the U.S., which could affect the liquidity of the Fund’s assets.

Foreign Currency Risk. It is expected that a substantial portion of the Fund’s investments in event-linked securities will be U.S. dollar denominated investments. To the extent the Fund invests in non-U.S. denominated instruments, a change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. If the U.S. dollar rises in value against a foreign currency, a security denominated in that currency will be worth less in U.S. dollars and if the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency will be worth more in U.S. dollars. The dollar value of foreign investments may also be affected by exchange controls.

Equity Securities Risk. The Fund may at times invest in equity securities.  The stocks in which the Fund invests may be more volatile than the stock market as a whole. The value of equity investments and related instruments may decline in response to conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations, as well as issuer or sector specific events. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines, the value of Fund shares will also likely decline and although stock values can rebound, there is no assurance that values will return to previous levels. Preferred stocks may also be sensitive to changes in interest rates. When interest rates rise, the value of preferred stocks will generally fall.

Non-Diversification Risk.  The Fund is classified as a "non-diversified" fund under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a "diversified" fund. To the extent that the Fund invests a higher percentage of its assets in the securities of a single issuer, the Fund is more subject to the risks associated with and developments affecting that issuer than a fund that invests more widely.

Tax Risk. In order for the Fund to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income (as described in more detail in the SAI), meet certain asset diversification tests at the end of each fiscal quarter, and distribute at least 90 percent of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for each taxable year. If, in any year, the Fund fails to qualify as a RIC under the Code for any reason, the Fund would be taxed as an ordinary corporation and would become (or remain) subject to corporate U.S federal income tax. The resulting U.S. federal corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of distributions. Such a failure would have a material adverse effect on the Fund and its shareholders.

The Fund intends to invest substantially in “event-linked” bonds and other interests that are treated as equity in passive foreign investment companies (“PFICs”) for federal income tax purposes.  The Fund generally intends to make a qualified electing fund (“QEF”) election with respect to each such PFIC, which would result in the Fund recognizing income and gain each year based on its allocable share of the income and gain recognized by the QEF, whether or not such amounts are distributed.  The Fund will only be able to make a QEF election with respect to a PFIC, however, if that PFIC provides information about its income and gain to its investors each year.  If the Fund is not able make a QEF election with respect to a PFIC, it will generally elect to “mark to market” shares that it holds in the PFIC at the end of each taxable year. By making this election, the Fund will recognize as ordinary income any increase in the value of those PFIC shares as of the close of the taxable year (subject to adjustments for deferral of losses from the taxable year) over their adjusted basis and as ordinary loss any decrease in that value unless the loss is required to be deferred. Gains realized with respect to PFICs that the Fund has elected to mark to market will be ordinary income. If the Fund realizes a loss with respect to such a PFIC, whether by virtue of selling all or part of the Fund’s interest in the PFIC or because of the “mark to market” adjustment described above, the loss will be ordinary to the extent of the excess of the sum of the mark-to-market gains over the mark-to-market losses previously recognized with respect to the PFIC. To the extent that the Fund’s mark-to-market loss with respect to a PFIC exceeds that limitation, the loss will effectively be taken into account in offsetting future mark-to-market gains from the PFIC, and any remaining loss will generally be deferred until the PFIC shares are sold, at which point the loss will be treated as a capital loss. Capital losses recognized by the Fund in a taxable year will generally be deductible only against capital gains recognized by the Fund in that year or in future years, but if the Fund does not generate sufficient capital gains from its investments, capital losses recognized by the Fund will generally not result in a reduction of taxable distributions to shareholders.

By making either a QEF or  mark-to-market election with respect to a PFIC, the Fund may be required to recognize income (which generally must be distributed to shareholders) in excess of the distributions that it receives from that PFIC. In addition, if a sufficient portion of the voting interests in a foreign issuer are held by the Fund, individually or together with other U.S. persons, that issuer may be treated as a controlled foreign corporation with respect to the Fund, in which case the Fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed.  In any of these circumstances, the Fund may need to borrow money or to dispose of certain investments in order to make the distributions required for treatment as a RIC.

If neither a “mark to market” nor a QEF election is made with respect to an interest in a PFIC, the ownership of the PFIC interest may have significantly adverse tax consequences for the owner. In such a case, the Fund would be subject to an interest charge (at the rate applicable to tax underpayments) on the tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the shares of a PFIC (collectively referred to as “excess distributions”), even if those excess distributions are paid by the Fund as a dividend to shareholders.

Prepayment or Call Risk.  Many fixed income securities give the issuer the option to prepay or call the security prior to its maturity date.  Issuers often exercise this right when interest rates fall.  Accordingly, if the Fund holds a fixed income security that can be prepaid or called prior to its maturity date, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall.  Upon prepayment of the security, a Fund also would be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was prepaid or called.  In addition, if the Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Fund may lose the amount of the premium paid in the event of prepayment.

Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security.

QIB Qualification Risk.  The Fund may not have sufficient assets to be deemed a “qualified institutional buyer” (or “QIB”) for purposes of Rule 144A.  The event-linked bonds and Quota Share Notes in which each Fund seeks to invest substantially all of its assets are only available to QIBs.  Shortly after commencing operations, a Fund may not immediately reach the $100 million asset level requirement to qualify as a QIB and purchase 144A securities.  Additionally, investment losses or redemptions may cause a Fund’s assets to drop below $100 million.  In the event a Fund does not qualify as a QIB, it will not be able to purchase additional event-linked bonds or Quota Share Notes which may prevent the Fund from achieving its investment objective.

Subordinated Securities Risk. Certain SPVs in which the Fund invests may issue multiple tranches of interests to investors.  A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

U.S. Government Securities Risk. The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as Fannie Mae, Freddie Mac and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not Funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers.

Sector Focus Risk.  Issuers of event-linked securities and other reinsurance-related securities are generally classified as belonging to the financial services sector, however, the Fund has no current intention to invest in banks or other issuers that may be commonly considered in the financial services sector.  As a result of this categorization of reinsurance-related securities, the Fund may be subject to the risks of such focused investing.  The industries within the financial services sector are subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability can be largely dependent on the availability and cost of capital funds and the rate of corporate and consumer debt defaults, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. Insurance companies can be subject to severe price competition. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For example, recent business combinations have included insurance, finance, and securities brokerage under single ownership.  Non-U.S. financial services companies, including insurance companies, may be subject to different levels of regulation than that to which similar companies operating in the U.S. are subject.

Cash Management Risk.  The value of the investments held by the Fund for cash management or temporary defensive purposes may be affected by changing interest rates and by changes in credit ratings of the investments. To the extent that the Fund has any uninvested cash, the Fund would be subject to risk with respect to the depository institution holding the cash. During such periods, it may be more difficult for the Fund to achieve its investment objectives.

Securities Lending Risk. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans will only be made to firms that have been approved by the investment adviser and the investment adviser or the securities lending agent will periodically monitor the financial condition of such organizations while any loans are outstanding. In addition, loans will only be made when the investment adviser believes the expected returns, net of expenses, justify the attendant risk. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. The Fund may lend up to one-third of the value of its total assets (including borrowings) or such other amount as is permitted under relevant law.

Quantitative Model Risk.  The Fund may use quantitative methods to select investments. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. Any errors or imperfections in the Adviser’s quantitative analyses or models, or in the data on which they are based, could adversely affect the ability of the Adviser to use such analyses or models effectively, which in turn could adversely affect the Fund’s performance. There can be no assurance that these methodologies will help the Fund to achieve its objective.

Expense Risk.  Your actual costs of investing in the Fund may be higher than the expenses shown in "Annual Fund Operating Expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Investing in Other Investment Companies Risk. Investing in other investment companies subjects the Fund to the risks of investing in the underlying securities or assets held by those investment companies. When investing in another investment company, the Fund will bear a pro rata portion of the underlying fund's expenses, in addition to its own expenses.

Disclosure of Portfolio Holdings

A description of each Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI.  The holdings of each Fund are also disclosed quarterly in filings with the SEC on Form N-Q as of the end of the first and third quarters of each Fund’s fiscal year and on Form N-CSR as of the second and fourth quarters of each Fund’s fiscal year. You can find the SEC filings on the SEC’s website, www.sec.gov.

MANAGEMENT AND ORGANIZATION

Investment Adviser

Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) is the investment adviser of the Funds. The Adviser was organized as a Delaware limited liability company in 2012. Its primary place of business is at 405 Lexington Avenue, 55th Floor, New York, NY 10174. The Adviser’s primary business is to provide a variety of investment management services, including an investment program for the Fund. The Adviser is responsible for all business activities and oversight of the investment decisions made for the Funds. As of December 31, 2012, the Adviser had no assets under management.

In return for providing management services to the Funds, each Fund pays the Adviser an annual fee. The following table shows the advisory fee rate that will be paid for each Fund’s initial fiscal year as a percentage of each Fund’s average daily net assets.  The listed fees may be reduced as a result of the contractual fee waiver/expense reimbursement agreements discussed in “Fees and Expenses” above.

Investment Management Fee (as a percentage of average daily net assets)

Stone Ridge Reinsurance Risk Premium Fund	1.50%
Stone Ridge High Yield Reinsurance Risk Premium Fund	1.50%

A discussion regarding the basis of the Board’s approval of the investment advisory contract between the Trust, on behalf of the Funds, and the Adviser will be available in the Funds’ first annual reports to shareholders.

Portfolio Managers

Ross Stevens

Ross Stevens, Co-Portfolio Manager of each Fund, is responsible for the day-to-day management of both Funds and their investments jointly with Robert Gutmann and Yan Zhao. Mr. Stevens is the Founder of Stone Ridge and has co-managed both Funds since their inception. Prior to founding Stone Ridge, Mr. Stevens was a member of the Investment Committee and Co-Head of the Portfolio Managers Committee at Magnetar Capital.  Previously, he was Global Co-Head of Equities at Jefferies and Global Head of Electronic Trading at Bank of America.  Mr. Stevens started his career in quantitative research at Goldman Sachs Asset Management after receiving his PhD in Finance and Statistics from University of Chicago (Booth) and his BSE in Finance from University of Pennsylvania (Wharton).

Robert Gutmann

Robert Gutmann, Co-Portfolio Manager of each Fund, is responsible for the day-to-day management of both Funds and their investments jointly with Mr. Stevens and Ms. Zhao. Mr. Gutmann is a co-Founding Partner of Stone Ridge and has co-managed both Funds since their inception. Prior to joining Stone Ridge, Mr. Gutmann was the head of Delta-One Synthetic Solutions Group at RBC Capital Markets.  He started his career at Morgan Stanley, where he became a senior trader in the Delta-One Structured Products group.  Mr. Gutmann received his B.A. in Mathematics and Music from Columbia University.

Yan Zhao

Yan Zhao, Co-Portfolio Manager of each Fund, is responsible for the day-to-day management of both Funds and their investments jointly with Mr. Stevens and Mr. Gutmann.  Prior to joining Stone Ridge, Ms. Zhao was a senior management consultant at the Boston Consulting Group.  Ms. Zhao started her career at Morgan Stanley, where she traded delta-one structured products with Mr. Gutmann.  Ms. Zhao holds an MBA from Harvard Business School and a BA with honors in Economics from Harvard University.

More information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of securities in the Funds is included in the SAI.

Distributor and Transfer Agent

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 is the Funds’ distributor. U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 is the Funds’ transfer agent, administrator and accounting agent. The Funds compensate the distributor and transfer agent for their services.

SHAREHOLDER INFORMATION

Initial Asset Cap

Upon commencement of operations, the Stone Ridge Reinsurance Risk Premium Fund will initially cap its total assets to approximately $250 million and the Stone Ridge High Yield Reinsurance Risk Premium Fund will initially cap its total assets to approximately $100 million (each an “Initial Cap”).  Once the Initial Caps are met, each Fund will close to new investors.  The close is expected to be a “hard close” and only the reinvestment of dividends will be permitted until further notice. The Funds may re-open to new investors and subsequently close again to new investors at anytime at the discretion of the Adviser, irrespective of the Initial Cap amounts.  Any such opening and closing of the Funds will be disclosed to investors via a supplement to this prospectus.

In addition, upon commencement of operations, a significant portion of the Funds will be made available for investment on a priority basis to a group of investors (the “Consortium”) who have entered into an arrangement with the Adviser.  Once orders are fulfilled for the Consortium, each Fund will then be available for investment by other investors until the Initial Caps have been reached.

How Fund Share Prices Are Calculated

The NAV of a Fund’s Class I and Class M shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. While the assets of each of Class I and Class M shares are invested in a single portfolio of securities, the NAV of each respective Class will differ because each of Class I and Class M shares have different ongoing distribution fees.  Each Fund’s shares are valued as of a particular time (the “Valuation Time”) on each day that the NYSE is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time).

For purposes of calculating the NAV, the Funds’ investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers, brokers or pricing services. With respect to pricing of certain reinsurance-related securities, the Funds utilize a pricing agent, Interactive Data Corporation (“IDC”), to provide daily pricing data.  Such pricing is determined by IDC based on quotes issued by institutional brokers and/or insurance companies (or, issued by one broker, insurance or reinsurance company, if only one quote is available) and other available sources.  To the extent a Fund invests in open-end management companies that are registered under the 1940 Act, the Fund’s NAV will be calculated based upon the net asset value of such funds.  The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects. Please see “Computation of Net Asset Value” in the SAI for more information.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable, infrequent, or from only a single broker, insurance or re-insurance company), the Funds’ investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board (so-called “fair value pricing”). The Valuation Committee (the “Committee”) (comprised of officers of the Adviser and established pursuant to the policies and procedures adopted by the Board) has the responsibility for overseeing the implementation of the Funds’ valuation procedures and fair value determinations made on behalf of the Board.  For purposes of determining Fair Value of securities, the Committee may use (or make use of) a variety of valuation methodologies, including: (i) mathematical techniques that refer to the prices of similar or related securities; (ii) a percentage increase or decrease across all securities of a region, country or industry affected by a significant event; (iii) a multiple of earnings; (iv) a discount from market of a similar freely traded security; (v) the yield to maturity of debt securities; (vi) the recommendation of a pricing service, (vii) a single broker’s (or insurance company’s) quote or (viii) any combination of the above. Fair value pricing may require subjective determinations about the value of an asset or liability. Fair values used to determine the Funds’ NAVs may differ from quoted or published prices, or from prices that are used by others, for the same investments. The use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by a Fund. The Funds’ use of fair value pricing may help deter “stale price arbitrage” as discussed below under “Frequent Purchases and Sales of Fund Shares.”

In the event that a Fund’s assets are mispriced, investors could lose money upon redemption (because the value of the shares sold is worth more due to the mispricing) or could pay too much for shares purchased (because the Fund overvalued the shares due to the mispricing).  Mispricing may arise, for example, due to the fact that the pricing service may rely upon indicative quotes which may differ from actual sale price achieved due to variations in time and transaction size.

Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the NAV determined earlier that day.

It is expected that a substantial portion of the Funds’ investments will be U.S. dollar denominated investments.  Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold. The value of investments traded in markets outside the U.S. or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed1, and the NAV of a Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares. The calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

INVESTING IN THE FUNDS

Each Fund offers two classes of shares— Class I and Class M shares.  This prospectus describes the Class I and Class M shares of the Funds.

Eligibility to Buy Class I and Class M shares

Each Fund’s Class I and Class M shares are offered to the following groups of investors (“Eligible Investors”).  Each Class of shares is subject to the investment minimums described below.

________________________
1 The NYSE is open from Monday through Friday, 9:30 a.m. to 4:00 p.m., Eastern time. NYSE, NYSE Arca, NYSE Bonds and NYSE Arca Options markets will generally close on, and in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas.

1.	Registered investment advisers acting in a discretionary and fiduciary capacity on behalf of their clients;
2.	Officers and directors of the Funds and the Adviser, and any member of the Adviser that is an accredited investor.

Some financial intermediaries may impose different or additional eligibility requirements. The Funds have the discretion to further modify the above eligibility requirements.

The Funds reserve the right to refuse any request to purchase shares.

Investment Minimums

Class I Shares

The minimum initial account size is $25 million. Purchases of Class I shares in the Stone Ridge Reinsurance Risk Premium Fund and the Stone Ridge High Yield Reinsurance Risk Premium Fund may be aggregated to meet the minimum account size.  This minimum investment requirement may be modified or reduced as follows:

●	For eligibility group 2 described above under “Eligibility to Buy Class I and Class M Shares”, there will be no minimum investment requirement.

Class M Shares

The minimum initial account size is $10 million.  Purchases of Class M shares in the Stone Ridge Reinsurance Risk Premium Fund and the Stone Ridge High Yield Reinsurance Risk Premium Fund may be aggregated to meet the minimum account size.

Investment minimums may be waived by the Board in its sole discretion.

Other Policies

No Certificates

The issuance of shares is recorded electronically on the books of the Funds. You will receive a confirmation of, or account statement reflecting, each new transaction in your account, which will also show the total number of shares of each Fund you own. You can rely on these statements in lieu of certificates. The Funds do not issue certificates representing shares of the Funds.

Frozen Accounts

The Funds may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

Small Account Policy

The Funds reserve the right to redeem an account if the value of the shares in a specific Fund is $1,000 or less because of redemptions. Before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 60 days to make an additional investment in an amount that will increase the value of the account(s) to the minimum amount specified above before the redemption is processed. As a sale of your Fund shares, this redemption may have tax consequences.

HOW TO BUY CLASS I SHARES AND CLASS M SHARES
How to Buy Shares

Shareholders who invest in the Funds through a financial intermediary should contact their financial intermediary regarding purchase procedures. Investors may purchase a Fund’s Class I shares and Class M shares by first contacting the Adviser at 1 (855) 609-3680 to notify the Adviser of the proposed investment. Once notification has occurred, the investor will be directed to Funds’ Transfer Agent to complete the purchase transaction. The Funds generally are available for investment only by clients of registered investment advisors and a limited number of certain other Eligible Investors. All investments are subject to approval of the Adviser, and all investors must complete and submit the necessary account registration forms in good order. The Funds reserve the right to reject any initial or additional investment and to suspend the offering of shares.  Purchase through a financial intermediary does not affect these eligibility requirements or those set out in “Important Information Regarding the Funds”, above.

A purchase of a Fund’s Class I shares and Class M shares will be made at the NAV per share next determined following receipt of a purchase order in good order by a Fund, its authorized agent, its Distributor’s authorized agent, or authorized broker or the broker’s authorized designee.  A purchase, exchange or redemption order is in “good order” when a Fund, its Distributor’s agent, an authorized broker or, if applicable, a broker’s authorized designee, receives all required information, including properly completed and signed documents. Once a Fund (or one of its authorized agents) accepts a purchase order, you may not cancel or revoke it; however, you may redeem the shares. A Fund may withhold redemption proceeds until it is reasonably satisfied it has received your payment. This confirmation process may take up to 15 days. Each Fund reserves the right to cancel any purchase or exchange order it receives if the Trust believes that it is in the best interest of the Fund’s shareholders to do so.

Clients of investment advisory organizations may also be subject to investment advisory fees under their own arrangements with such organizations.

Customer Identification Program

Although the Funds are generally open only to investments by registered investment advisers, certain individuals are also permitted to invest.  This Customer Identification Program applies to such individuals.  To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

●	Name;

●	Date of birth (for individuals);

●	Residential or business street address (although post office boxes are still permitted for mailing); and

●	Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.

eDelivery

eDelivery allows you to receive your quarterly account statements, transaction confirmations and other important information concerning your investment in the Funds online. Select this option on your account application to receive email notifications when quarterly statements and confirmations are available for you to view via secure online access. You will also receive emails whenever a new prospectus, semi-annual or annual fund report is available. To establish eDelivery, call 1 (855) 609-3680 or visit www.stoneridgefunds.com.

HOW TO REDEEM CLASS I SHARES AND CLASS M SHARES

Investors who desire to redeem shares of a Fund must first contact the Adviser at 1 (855) 609-3680. Once notification has occurred, the investor will be directed to Funds’ Transfer Agent to complete the sale transaction. Shareholders who invest in the Funds through a financial intermediary should contact their financial intermediary regarding redemption procedures. Each Fund will redeem shares at the net asset value of such shares next determined after receipt of a written request for redemption in good order, by the transfer agent (or by an intermediary, if applicable).

The redemption of all shares in an account will result in the account being closed. A new Account Registration Form will be required for future investments. See “How to Buy Shares.” Certificates for shares are not issued.

Payments of Redemption Proceeds

Redemption orders are valued at the NAV per share next determined after the shares are properly tendered for redemption, as described above. Payment for shares redeemed generally will be made within seven days after receipt of a valid request for redemption. The Funds may temporarily stop redeeming shares or delay payment of redemption proceeds when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Funds cannot sell shares or accurately determine the value of assets, or if the SEC orders the Funds to suspend redemptions or delay payment of redemption proceeds.

At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. If this is the case, the forwarding of proceeds may be delayed until payment has been collected for the purchase of the shares. The delay may last 15 days or more. The Funds intend to forward the redemption proceeds as soon as good payment for purchase orders has been received. This delay may be avoided if shares are purchased by wire transfer. The Funds intend to pay cash for all shares redeemed, except in cases noted above under the heading “General Redemption Policies,” in which case payment for certain large redemptions may be made wholly or partly in portfolio securities that have a market value equal to the redemption price. You may incur brokerage costs in converting the portfolio securities to cash.

You can arrange for the proceeds of a redemption to be sent by wire transfer to a single previously designated bank account if you have given authorization for expedited wire redemption on your Funds Account Application. This redemption option does not apply to shares held in broker “street name” accounts. If a request for a wire redemption is received by the Funds prior to the close of the NYSE, the shares will be redeemed that day at the next determined NAV, and the proceeds will generally be sent to the designated bank account the next Business Day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the Funds for up to seven days if deemed appropriate under then current market conditions. Redeeming shareholders will be notified if a delay in transmitting proceeds is anticipated. The Funds cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder’s bank. You are responsible for any charges imposed by your bank. The Funds reserve the right to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until the shares have been owned (i.e., paid for) for at least 15 days. To change the name of the single bank account designated to receive wire redemption proceeds, you must send a written request with a Medallion Signature Guarantee to the Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. If you elect to have the payment wired to your bank, a wire transfer fee of $15.00 will be charged.

Dividend Reinvestment Program

Dividends and capital gains distributions are automatically reinvested, without sales charges, into any share class of any Fund in which you have an existing account, unless otherwise noted. You may notify the Transfer Agent in writing to:

●	Choose to receive dividends or distributions (or both) in cash; or

●	Change the way you currently receive distributions.

Your taxable income is the same regardless of which option you choose. For further information about dividend reinvestment, contact the Transfer Agent by telephone at 1 (855) 609-3680.

Dividends, Distributions and Taxes

It is each Fund’s policy to make distributions at least annually of all or substantially all of its net investment income and net realized capital gains, if any. Unless you elect to receive your distributions in cash, your ordinary income and capital gain distributions will be reinvested in additional shares of the same share class of the Fund at NAV calculated as of the payment date. The Funds pay distributions on a per-share basis. As a result, on the ex-dividend date of such a payment, the NAV of the Funds will be reduced by the amount of the payment.

Each Fund intends to elect and to qualify each year to be treated as a “regulated investment company” (“RIC”) under Subchapter M of Chapter 1 of the Code. To qualify, a Fund must meet certain income, asset diversification and distribution requirements. As a RIC, a Fund generally will not be subject to federal income or excise taxes on ordinary income and capital gains distributed to shareholders within applicable time limits. However, a Fund’s failure to qualify as a RIC would result in corporate level taxation, and consequently, a reduction in income available for distribution to you and other shareholders. In general, a Fund that fails to distribute at least 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending October 31 of such year (or later if the Fund is permitted to elect and so elects) will be subject to a 4% excise tax on the underdistributed amount.

For federal income tax purposes, distributions of net investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long you owned your shares. Distributions of net capital gains (that is, the excess of net long-term capital gains from the sale of investments that a Fund owned for more than one year over net short-term capital losses) that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distribution of net gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.

The maximum long-term capital gain rate is 20% for individuals with annual taxable income of at least $400,000 ($450,000 if married filing jointly) and 15% otherwise.  Distributions of investment income designated by each Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided that certain holding period and other requirements are met at both the shareholder and Fund level.

For taxable years beginning after December 31, 2012, provisions enacted as part of the Health Care Reform and Education Reconciliation Act of 2010 require an individual to pay a 3.8% tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends, interest, and net gains from the disposition of investment property (including dividends and capital gain distributions a Fund pays), or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax will apply for those years to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

Distributions are taxable to you even if they are paid from income or gains earned before your investment (and thus were included in the price you paid for your shares). In general, you will be taxed on the distributions you receive from a Fund, whether you receive them as additional shares or in cash. Any gain resulting from the sale or exchange of your shares in a Fund will generally be subject to tax.

A Fund’s investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. However, the Fund may be able to pass through to you a deduction or credit for such foreign taxes, as further described in the SAI.

In addition, the Funds’ investments in foreign securities or foreign currencies may increase or accelerate the Funds’ recognition of ordinary income and may affect the timing, amount or character of the Funds’ distributions.

Each Fund intends to invest substantially in “event-linked” bonds, which are typically treated as equity in passive foreign investment companies (“PFICs”) for federal income tax purposes.  Investments by a Fund in a PFIC could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC.  This tax cannot be eliminated by making distributions to Fund shareholders.  However, a Fund may make elections to avoid the imposition of such taxes.  Each Fund generally intends to elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC.  A Fund will only be able to make a QEF election with respect to a PFIC, however, if that PFIC provides information about its income and gain to its investors each year.  If the Fund is not able to make a QEF election with respect to a PFIC, it will generally elect to mark the gains (and to a limited extent losses) in the PFIC “to the market” as though it had sold and repurchased its holdings in the PFIC on the last day of the Fund’s taxable year.  Such gains and losses are treated as ordinary income and loss.  The QEF and mark-to-market elections may accelerate the recognition of income by a Fund (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation.  In addition, to the extent that a Fund’s mark-to-market loss with respect to a PFIC exceeds its prior inclusions, the loss will effectively be taken into account in offsetting future mark-to-market gains from the PFIC, and any remaining loss will generally be deferred until the PFIC shares are sold, at which point the loss will be treated as a capital loss.  Such capital losses will generally be deductible only against capital gains recognized by the Fund in that year or in future years, but if the Fund does not generate sufficient capital gains from its investments, capital losses recognized by the Fund will generally not result in a reduction of taxable distributions to shareholders.  Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.  Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

In general, dividends (other than capital gain dividends) paid by a Fund to a person who is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).  For taxable years beginning on or before December 31, 2013, the Code provides a withholding tax exemption for certain interest-related dividends and short-term capital gain dividends paid to foreign persons.  Under legislation enacted in March 2010 known as “FATCA” (the Foreign Account Tax Compliance Act), withholding will be imposed on all ordinary Fund dividends beginning in 2014 and on capital gain distributions, redemptions and proceeds from sales of Fund shares beginning in 2017 payable to certain shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will occur with respect to a U.S. person or non-U.S. individual that timely provides a valid IRS Form W-9 or W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”).  To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the Internal Revenue Service (“IRS”) in which it agrees to report certain  identifying information with respect to its U.S. account holders (which, in the case of an entity shareholder, will include its direct and indirect U.S. owners), and an NFFE generally must identify itself and, in certain circumstances, provide information regarding its substantial U.S. owners, if any.

By February 15 of each year, we will send you a statement showing the tax status of your dividends and distributions for the prior year.

The discussion above is very general. Please consult your tax adviser about the effect that an investment in a Fund could have on your own tax situation, including possible foreign, federal, state, or local tax consequences, or about any other tax questions you may have.

Frequent Purchases and Sales of Fund Shares

The Funds do not permit market timing or other abusive trading practices. The Funds reserve the right, but do not have the obligation, to reject any purchase or exchange transaction at any time. In addition, the Funds reserve the right to suspend their offering of shares or to impose restrictions on purchases or exchanges at any time that are more restrictive than those that are otherwise stated in this Prospectus with respect to disruptive, excessive or short-term trading. Shareholders will be notified of the Funds’ intention to restrict exchanges of shares at least 60 days in advance of such action.

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance. Your Funds’ management team has established procedures to mitigate these risks. Please see “How Fund Share Prices Are Calculated” for more information.

The Funds do not accommodate frequent purchases and redemptions of the Funds’ shares by the Funds’ shareholders. The Board has adopted policies and procedures designed to deter frequent purchases and redemptions. To minimize the negative effect of frequent purchases and redemptions on the Funds and their shareholders, the Funds’ management team reserves the right to reject, in their sole discretion, any purchase order (including an exchange from another Fund) from any investor they believe has a history of abusive trading or whose trading, in their judgment, has been or may be disruptive to the Funds. If the Funds detect that an investor has made two “material round trips” in any period (as determined by the Adviser), it will generally reject the investor’s future buy orders, including exchange buy orders, involving a Fund. For these purposes, a “round trip” is a purchase or exchange into a Fund followed by a sale or exchange out of a Fund. A “material” round trip is one that is deemed by the Funds to be material in terms of its amount or its potential detrimental impact on the Funds. Independent of this limit, the Funds may, in their discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity. These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Funds using a “fund of funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. In making this judgment, accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common entity generally will not be considered to be under common ownership or control. The Funds retain the right to modify these restrictions at any time without prior notice to shareholders.

On a periodic basis, the Adviser will review transaction history reports and will identify redemptions that are within a specific time period from a previous purchase in the same account(s) in the Funds, or in multiple accounts that are known to be under common control. Redemptions meeting these criteria will be investigated for possible inappropriate trading.

Certain accounts, and omnibus accounts in particular, include multiple investors and typically provide the Funds with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Funds. Therefore, it becomes more difficult for the Funds’ management team to identify market timing or other abusive trading activities in these accounts, and the Funds’ management team may be unable to eliminate abusive traders in these accounts from a Fund. Identification of abusive traders may further be impaired by limitations of the operational systems and other technical issues. Whenever abusive or disruptive trading is identified, the Funds’ management team will encourage omnibus account holders to address such trading activity directly.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that the Funds’ efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that the Funds will be able to detect or prevent all practices that may place the Funds at a disadvantage.

DISTRIBUTION ARRANGEMENTS

Distribution and Servicing (12b-1) Plan

The Funds pay fees to the Distributor, on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Class M shares (“distribution fees”) and/or in connection with personal services rendered to Class M shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to a Distribution and Servicing Plan (“12b-1 Plan”) adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act.

The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under the 12b-1 Plan (calculated as a percentage of each Fund’s average daily net assets attributable to Class M shares):

Class	Annual Distribution Related and Service Fee

Class M Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.15%

Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

Payments to Financial Firms

The Funds or the Adviser also may enter into agreements with certain intermediaries under which the Funds make payments to the intermediaries in recognition of the avoided transfer agency costs to the Funds associated with the intermediaries’ maintenance of customer accounts or in recognition of the services provided by intermediaries through mutual fund platforms.  Payments made out of the Funds under such agreements are generally based on either (1) a percentage of the average daily net asset value of the customer shares serviced by the intermediary, up to a set maximum, or (2) a per account fee assessed against each account serviced by such intermediary, up to a set maximum.  These payments are in addition to other payments described in this prospectus such as the distribution and servicing fees paid pursuant to the 12b-1 Plan.  Investors who invest through financial firms are subject to the eligibility requirements set out in “Important Information Regarding the Funds” and “How to Buy Shares,” above.

The Adviser and the Funds’ Distributor may make other payments or allow promotional incentives to broker-dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and by other applicable laws and regulations.

Investors may be charged a fee if they effect transactions through an intermediary, broker or agent. The Funds have authorized one or more brokers to receive on their behalf purchase and redemption orders.  Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf.  The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at a Fund’s net asset value next computed after they are received by an authorized broker or the broker’s authorized designee.

FINANCIAL HIGHLIGHTS

The Fund is newly organized and its shares have not previously been offered and therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

PRIVACY POLICY

Stone Ridge Asset Management LLC’s Commitment to Its Customers2

Stone Ridge Asset Management LLC (“Stone Ridge”) recognizes and respects the privacy expectation of each of its customers.  Stone Ridge believes that the confidentiality and protection of its customers’ non-public personal information is one of its fundamental responsibilities.  This means, most importantly, that Stone Ridge does not sell customers’ non-public personal information to any third parties.  Stone Ridge uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by a Stone Ridge affiliated company.

Information Stone Ridge Collects About Its Customers

Stone Ridge collects non-public personal information about its customers from the following sources:

●	Account Applications and Other Forms, which may include a customer’s name and address, social security number or tax identification number, total assets, income, and accounts at other institutions;

●	Account History, which may include information about the transactions and balances in accounts with Stone Ridge; and

●	Correspondence, which may include written, telephonic or electronic communications.

How Stone Ridge Handles Its Customers’ Personal Information

As emphasized above, Stone Ridge does not sell non-public personal information about current or former customers to third parties.  Below are the details of circumstances in which Stone Ridge may disclose non-public personal information to third parties:

●
In order to complete certain transactions or account changes that a customer directs, it may be necessary to provide certain non-public personal information about that customer to companies, individuals, or groups that are not affiliated with Stone Ridge.  For example, if a customer asks Stone Ridge to transfer assets from another financial institution, Stone Ridge will need to provide certain non-public personal information about that customer to the company to complete the transaction.

●
In order to alert a customer to other financial products and services that a Stone Ridge affiliated company offers, Stone Ridge may share non-public personal information it has about that customer with an Stone Ridge affiliated company.

●
In certain instances, Stone Ridge may contract with non-affiliated companies to perform services for Stone Ridge.  Where necessary, Stone Ridge will disclose non-public personal information it has about its customers to these third parties.  For example, Stone Ridge may provide non-public personal information about a customer’s separate account to a qualified brokerage firm in order to enter into futures transactions.  In all such cases, Stone Ridge will provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose.  In addition, Stone Ridge requires these third parties to treat Stone Ridge customers’ non-public information with the same high degree of confidentiality that Stone Ridge does.

●	Finally, Stone Ridge will release non-public information about customers if directed by that customer to do so or if Stone Ridge is authorized by law to do so.

How Stone Ridge Safeguards Its Customers’ Personal Information

Stone Ridge restricts access to information about customers only to those employees who require that information to provide financial products and services to that customer.  Stone Ridge maintains physical, electronic, and procedural safeguards that comply with federal standards to guard its customers’ non-public personal information.

_________________________
2 For purposes of this notice, the term “customer” or “customers” includes both individuals who have investments with a Stone Ridge affiliated company and individuals who have provided non-public personal information to a Stone Ridge affiliated company, but did not invest with a Stone Ridge affiliated company.

Keeping Its Customers Informed

As required by federal law, Stone Ridge will notify customers of Stone Ridge’s Privacy Policy annually.  Stone Ridge reserves the right to modify this policy at any time, but in the event that there is a change, Stone Ridge will promptly inform its customers of that change.

USEFUL SHAREHOLDER INFORMATION

Trust. Stone Ridge Trust consists of Stone Ridge Reinsurance Risk Premium Fund and the Stone Ridge High Yield Reinsurance Risk Premium Fund.  The Funds are investment portfolios of Stone Ridge Trust, an open-end series management investment company organized as a Delaware statutory trust.

Shareholder Reports (when available). Annual and semi-annual reports to shareholders provide additional information about the Funds’ investments. These reports include financial statements, a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance, as well as the auditors’ report (in annual report only).

Statement of Additional Information. The SAI provides more detailed information about each Fund. It is incorporated by reference into (and is legally a part of) this combined Prospectus.

How to Obtain Additional Information.

●	You can obtain shareholder reports or the SAI (without charge), make inquiries or request other information about the Funds by contacting the Transfer Agent at 1 (855) 609-3680, writing the Fund at Stone Ridge Trust, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, visiting the Funds’ website at www.stoneridgefunds.com or calling your financial consultant.

●	You may review and copy information about a Fund, including the SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the Public Reference Room. You also may access reports and other information about the Fund on the EDGAR Database on the Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Fund’s file number.

If someone makes a statement about the Funds that is not in this Prospectus, you should not rely upon that information. Neither the Funds nor the Distributor is offering to sell shares of the Funds to any person to whom the Funds may not lawfully sell their shares.

How to Reach Stone Ridge Trust

Please send all requests for information or transactions to:

Stone Ridge Trust
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

You may contact us by telephone at 1 (855) 609-3680.

You can also visit our website at:

www.stoneridgefunds.com

Distributor

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Investment Adviser

Stone Ridge Asset Management LLC
405 Lexington Ave., 55th Floor
New York, NY 10174

Investment Company Act File Number: 811-22761